UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Michael W. Stockton

Capital Income Builder

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Kathryn A. Sanders

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The power of
dividend growth

Capital Income Builder®

Annual report for the year ended October 31, 2014

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	4.24%	8.11%	6.48%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated January 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2014, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.93%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	The power of dividend growth

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
18	Financial statements
39	Board of trustees and other officers

Fellow investors:

Equities rallied over the course of Capital Income Builder’s most recent fiscal year, boosted by central bank stimulus, generally healthy corporate earnings and improving economic growth. For the 12 months ended October 31, 2014, the fund’s dividend yield was 3.96%, compared with a 1.91% yield for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of U.S. equities. The fund’s yield also surpassed the 2.26% average yield of income funds tracked by Lipper.

In terms of total return, Capital Income Builder gained 8.64% for the period. By way of comparison, the Lipper Income Funds Average — a measure of returns for the fund’s peer group — returned 5.91%. The S&P 500 had a total return of 17.24%, while the MSCI EAFE (Europe, Australasia, Far East) Index,* which measures developed markets outside North America, fell 0.60%. Over its lifetime, the fund has surpassed the S&P 500 and its peer group, as you can see in the chart below.

Unlike all-equity indexes, the fund contains a bond portfolio. The Barclays U.S. Aggregate Index, a broad measure of U.S. fixed-income markets, rose 4.14% over the period. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Growth of income

The fund’s managers strive to increase the fund’s dividend each quarter. The fund paid a quarterly dividend of 49.5 cents a share and a special dividend of 1 cent a share in December 2013, followed by a regular dividend of 50 cents a share and a special dividend of 40 cents a share in March of this year. The fund also paid regular dividends of 50 cents a share in June and September. During the period, one of the fund’s holdings, Vodafone, issued a substantial dividend to stockholders using proceeds from the sale of its stake in Verizon Wireless. This enabled the fund to pay the March special dividend. Typically, the fund pays any special dividend in December; barring unforeseen market conditions, we hope to do so again.

The investment landscape

Despite bouts of volatility during the period, equities globally gained amid generally positive economic news, along

Results at a glance

For periods ended October 31, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 7/30/87)

Capital Income Builder (Class A shares)	8.64%	9.97%	7.03%	9.81%
Standard & Poor’s 500 Composite Index†	17.24	16.68	8.20	9.45
Lipper Income Funds Average	5.91	7.76	5.37	8.36
Consumer Price Index (inflation)	1.66	1.89	2.21	2.74

*	MSCI results reflect dividends net of withholding taxes.
†	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Capital Income Builder	1

Largest equity holdings
October 31, 2014

Company	Percent of
net assets
Altria Group	3.3%
Philip Morris International	3.0
Verizon	2.9
AbbVie	2.7
National Grid	2.3
Amgen Inc.	2.0
Novartis	2.0
SSE	1.5
Royal Dutch Shell	1.4
CenturyLink	1.4

with continued monetary stimulus from central banks. U.S. stocks touched all-time highs on the back of healthy corporate earnings and solid economic growth. Health care was the highest returning sector, as large pharmaceutical and biotechnology companies rallied on strong drug sales and research advances. Information technology stocks also gained, powered by tech giant Apple, which benefited from robust sales of the new iPhone 6.

As expected, the U.S. Federal Reserve ended its bond buying program in October 2014, citing improvements in the labor market and modest inflation. However, it committed to keeping short-term interest rates near 0% “for a considerable time.” The U.S. economy continued to recover, registering strong GDP growth in the second and third quarters of 2014.

Overall, European equities rose over the period (in local currency terms), helped by fresh stimulus measures from the European Central Bank. However, European gains were tempered by investor concerns about lackluster economic growth and low inflation across the region. In U.S. dollar terms, European equities declined due to the weakening euro. Japanese equities (source: MSCI Japan Index) surged 13.47% in local currency terms, as a weaker yen and large doses of stimulus from the Bank of Japan fueled optimism about the country’s economy. In U.S. dollar terms, Japanese stocks shed 0.70%.

U.S. bonds gained as geopolitical conflicts — such as Russia’s incursion into Ukraine — and anxiety about the pace of global economic growth drove demand for safe-haven assets. Central bank stimulus also helped bonds. Corporate bonds

* Not a full fiscal year.	Fiscal years ended October 31

2	Capital Income Builder

generated impressive returns as income-oriented investors continued to seek out higher yielding securities in a low interest rate environment.

The fund’s holdings

Capital Income Builder’s portfolio managers seek out companies that not only pay regular dividends, but can potentially raise their dividends over time. The fund invests in companies in the U.S. and abroad that meet dividend criteria.

Financials was the single biggest sector among the fund’s equity holdings at the end of the period, representing 11.9% of total assets, up from 10.8% a year ago; real estate investment trusts and insurance companies were a major focus within the financials sector. Consumer staples companies made up the second largest with 11.7% of total assets, down from 11.9% a year earlier. Utilities were third at 10.8%, up from 9.8% the year prior. Investments in U.S. equities represented 42.3% of the fund’s overall holdings as of October 31, up from 38.6% a year earlier. Non-U.S. equities made up 39.2% of assets, led by U.K., Swiss and German holdings.

Eight of the fund’s top 10 holdings produced a positive return for the fiscal year. U.S. tobacco company Altria Group, the fund’s largest holding, advanced 29.8%. The firm, which raised its dividend over the period, benefited from strong earnings due to higher cigarette prices. Drugmaker AbbVie gained 31.0%, as investors cheered its dividend hike. U.K.-based utility National Grid rose 17.8%, while U.S. biotechnology company Amgen climbed 39.8%. Amgen benefited from strong drug sales, a dividend increase and promising clinical trial results. Elsewhere, shares of pharmaceutical firm Novartis advanced 19.5% on revenue growth from new drugs. Other top holdings that boosted fund results were telecommunications firm CenturyLink, U.K. utility SSE and oil-and-gas giant Royal Dutch Shell. In contrast, Verizon Communications and Philip Morris International each dipped by less than 1%.

Overall, the bond portfolio generated positive returns for the fiscal year. It made up 15.4% of total assets at period-end. With bond yields historically low, fund managers have relied more on equities to generate income. The bond portfolio is split about evenly between government and corporate securities.

Looking ahead

As the end of 2014 approaches, the global economic recovery continues to be mixed.

All numbers calculated by Lipper.

Capital Income Builder	3

The value of a long-term perspective

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Results of the Lipper Income Funds Average do not reflect any sales charges.
[4]	For the period July 30, 1987, commencement of operations, through October 31, 1987.

The U.S. appears to be gaining strength. In contrast, Europe continues to struggle with high unemployment and weak consumer demand. Despite these divergent growth trends, many companies both domestically and abroad have experienced healthy earnings growth and accumulated a significant amount of cash on their balance sheets. Against this backdrop, more companies have begun embracing dividends, partly in response to shareholder demand for income. Some are in sectors and industries not traditionally known for paying dividends, such as information technology and biotechnology. Please see the accompanying feature beginning on page 6 for more information on this trend.

In the bond market, fund managers expect that yields will remain low, and that the fund will, for the time being, rely more on equities to generate income. Managers continue to search for well-managed, attractively valued companies with strong business models and the willingness to return earnings to shareholders.

We appreciate your continued trust and look forward to reporting to you again in six months.

Cordially,

James B. Lovelace

Vice Chairman of the Board

Joyce E. Gordon
President

December 8, 2014

For current information about the fund, visit americanfunds.com.

4	Capital Income Builder

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[5]	Prior to January 1, 2009, dividends from net investment income were declared daily and paid to shareholders quarterly. As of January 1, 2009, the fund began declaring and distributing dividends on a periodic basis. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Capital Income Builder	5

The power of dividend growth

When you have dividends increasing over time, that’s cash, and it’s real. It’s not subject to interpretation like an accounting rule could be.

Joyce Gordon

For most of its history, Microsoft was not known as a very dividend-focused company. Like other technology leaders, the firm believed that it could best serve shareholders by paying little in dividends and plowing most of its retained earnings into product development or acquisitions. Yet, largely in response to demand from income-hungry investors, Microsoft raised its quarterly dividend per share by 40% between fiscal years 2012 and 2014.

Microsoft is one example of a “dividend grower” — a firm that has increased its dividend per share over time. In the search for income, many investors have turned to traditional dividend-paying sectors like utilities and telecom, as well as businesses known for paying generous dividends (e.g., tobacco and beverage companies). Managers in Capital Income Builder do that as well, but they also invest in lower yielding companies they believe demonstrate the capacity and commitment to raise dividends over time. Using fundamental research and conversations with management, portfolio managers seek to identify dividend growers.

The potential benefits of dividend growers

Capital Income Builder stresses dividend growers because they offer a number of potential advantages to investors. Dividend growers historically have experienced greater average returns and lower average volatility than either steady dividend payers or companies that pay no dividends at all (see the chart on page 9).

“Dividend growers over the last 20 years have shown themselves to be a very attractive segment of the market,” says portfolio manager Jim Lovelace.

In order to sustainably grow a dividend over time, a company generally must be able to grow earnings over time. According to portfolio manager Joyce Gordon, a growing dividend is often a reflection of a company’s success.

“While there are some companies that can show you on paper that their earnings are increasing over time, there can be accounting machinations that could distort reality,” she says. “When you have dividends increasing over time, that’s cash, and it’s real. It’s not subject to interpretation like an accounting rule could be.”

In addition, companies committed to growing their dividend often have a more rigorous capital allocation process. Because they are committed to setting aside some of their earnings for shareholders, these firms must be more cautious and diligent about their capital allocation.

“Dividend growers tend to have better capital discipline,” explains portfolio manager Darcy Kopcho. “Instead of making

6	Capital Income Builder

ill-advised acquisitions because they have a lot of cash on their balance sheets, these companies are dedicated to returning some of their cash to shareholders over time.”

Dividends also can provide some protection for a stock in a market downturn. Dividend growers in particular have a history of lower volatility than non-dividend-paying stocks.

“There are two things about dividends per se that diminish volatility,” Jim says. “First, the income itself has no volatility. Stock prices can go up or down, but a dividend is a dividend. Second, the stock prices of companies that pay dividends are more stable by virtue of the fact that they have a component of their return that is income.”

The search for growers

Portfolio managers search for dividend growers in a number of areas. They look for industry trends that can presage growing dividends. For instance, pharmaceutical companies are pioneering a new class of drugs that harness the power of the body’s own immune system to fight cancers and difficult-to-treat chronic diseases. Some of these game-changing drugs have the potential to be patent-protected blockbusters from which companies will derive a growing revenue stream that then could be shared with investors in the form of dividends.

In addition, some dividend growers, like Microsoft, are in industries not known for high dividends, such as biotechnology or information technology. Beginning with the tech boom of the 1990s, many technology firms began eschewing dividends because they saw themselves as growth companies that should devote their

Capital Income Builder	7

Dividend growers over the last 20 years have shown themselves to be a very attractive segment of the market.

Jim Lovelace

earnings to expanding the business through acquisitions or product development. For these firms, dividends ran contrary to their self-image as growth companies.

However, that attitude has begun to change, partly because investors are urging technology companies to raise dividends — particularly given the significant amount of cash that many companies have accumulated on their balance sheets in the past few years.

“Microsoft thinks of itself as a growth company,” Darcy says. “And in fact, Microsoft’s earnings have been growing nicely. But management just got a lot of pushback from investors to increase dividends along with earnings.”

Microsoft, which was held in the fund at fiscal year-end, had paid a relatively steady dividend for a number of years before it began raising it in 2010. In contrast, another technology giant — Apple — had not paid a dividend for more than 15 years before it resumed doing so in 2012. It has increased its dividend since then.

“Apple had built up a great deal of cash on its balance sheet, and they got a lot of pressure from shareholders — including us — to pay out a dividend,” Darcy adds. “And they are now dedicated to it. They think of it as part of their capital return program.” She also credits good decision-making by Apple’s board of directors for the change in dividend policy.

It’s not only shareholder demand that is causing some tech firms to rethink dividends, however. With bond yields near record lows, income-seeking investors have flocked to dividend-paying stocks, and some tech companies have realized that a dividend can be a powerful way to appeal to investors in the current environment. Faced with the prospect of slower growth in the future, Texas Instruments did some soul-searching on how to attract shareholders. The firm ultimately decided to increase its dividend — more than doubling the amount it paid per share between 2011 and 2014.

“Most semiconductor companies were not paying anything,” says equity investment

8	Capital Income Builder

analyst Isaac D. Sudit. “Texas Instruments realized the benefits of a dividend strategy, and the company was rewarded handsomely by the market. Now it has become the gold standard that others wish to emulate.”

Likewise, some biotechnology companies have come around to initiating or increasing dividends. Biotech giant Amgen went from paying no dividends in 2010 to paying a total of $2.44 per share in 2014. According to equity investment analyst Craig Gordon, M.D., two things triggered the change. Amgen received significant shareholder feedback, and the company felt that a reorganization and overhaul of its base business and drug pipeline created the right financial conditions to initiate and consistently grow its dividend.

“Some biotechs are beginning to understand the idea that not all the money has to be reinvested — that there is no reason you can’t buy back shares, pay a dividend and do things that help the company,” Craig says. “I think Amgen has been able to show that it can.”

Dividend growers: historically strong returns with less volatility

$100,000 investments (1990–2013). Total returns indexed to 100.

Results are based on the weighted average of total returns in USD (with gross dividends reinvested) of a global universe of companies for the period December 31, 1989, to December 31, 2013. The universe consists of the 1,000 largest companies in the S&P Global BMI indexes for North America (50% weight), Europe (25%) and Japan (10%), and the 500 largest companies for emerging markets (10%) and Pacific ex Japan (5%) from December 1989, to December 2004, and the 1,000 largest companies in the MSCI IMI indexes for North America, Europe and Japan, and the 500 largest companies for emerging markets and Pacific ex Japan thereafter. The universe constituents are rebalanced quarterly. Volatility reflects annualized standard deviation of monthly total returns. Past results are not predictive of results in future periods. A 12/31/89 start date was chosen for the analysis because the S&P Global BMI indexes were launched that year.

Sources: FactSet, Compustat, Worldscope, MSCI, Capital Group.

Capital Income Builder	9

The merits of dividend growers in a rising rate environment

Dividend growers have other advantages in the current market environment. At several points over the past year, equities in traditionally higher yielding sectors like utilities have rallied, partly due to the ongoing search for income in a world marked by low bond yields. As a result, some investors have become worried about valuations in higher yielding sectors. They also worry that the rush to dividend-oriented stocks may reverse when rates start to rise.

However, dividend growers often are in sectors not known for their high dividends. As a result, they tend to rally to a lesser degree during times of market turbulence. And because they are often outside the higher yielding sectors, growers also tend to be less rate-sensitive than utilities, for example.

“The concept of dividend-paying and dividend-growing stocks isn’t confined to those companies that have very substantial yields,” portfolio manager Jim Lovelace says. “Mainstream blue chip companies also pay dividends, and they are very important to dividend growth. It’s only a segment of the universe of dividend-paying stocks that is highly sensitive to interest rates.”

In other cases, more company-specific factors can signal potential for dividend growth. One example: U.K. utilities. The U.K. regulatory system is stable, less susceptible to political interference and rewards utilities for investing in infrastructure like transmission lines, according to equity investment analyst Caroline Randall. As a result, companies like National Grid have been able to raise their dividends as they have made more investments in their infrastructure, or asset base.

“As the asset base grows, it can support dividend growth as well,” she says.

Feeling management’s pulse

Many companies outside traditionally higher yielding sectors have to be convinced to focus on dividends. Although managers and analysts look for characteristics such as strong free cash flow to assess the likelihood of a company raising its dividend, there is one variable that tends to be more important

10	Capital Income Builder

Dividend yield and growth have driven global equity returns

Decomposition of real returns, 1970-3Q 2014

Source: Société Générale. Based on 10-year rolling averages of MSCI index returns. Returns are adjusted for inflation and are denominated in local currency.

than others: management’s attitude toward dividends.

“The company has to be willing to pay dividends and increase dividends over time,” Joyce says. “In many instances, companies have the capacity to pay dividends, but they have chosen not to do so. Part of our research process is talking to managements and determining their willingness to share earnings with their investors.”

“We have discussions with management where we say dividends are important,” Jim says. “We know that there are investors who tell you they don’t care about dividends, but we do.”

As part of those discussions, managers and analysts will occasionally present their own research demonstrating the value of dividends.

“Companies come to us with cash and capital allocation questions all the time,” relates equity investment analyst Joe Matt. “We try to be very thoughtful when responding to those questions. We bring our own research to the table to help management add value.”

Often these discussions address the merits of dividends versus stock buybacks. Capital Income Builder managers generally prefer dividends to buybacks. The potential problem with repurchasing stock: A company could end up actually destroying shareholder value if the stock price eventually falls below what the firm paid for the shares. In contrast, dividends represent hard cash that investors can pocket, spend or reinvest.

And that hard cash is valuable to those looking to dividend-oriented strategies to deliver the income needed to support their post-retirement lifestyles.

“We believe that growth of income is a really good way to protect oneself against inflation and to generate gains on the side,” Jim says. “That was the concept of Capital Income Builder from the outset.” ■

Instead of making ill-advised acquisitions because they have a lot of cash on their balance sheets, these companies are dedicated to returning some of their cash to shareholders over time.

Darcy Kopcho

Capital Income Builder	11

Summary investment portfolio October 31, 2014

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	55.96%
United Kingdom	15.92
Euro zone*	8.59
Switzerland	3.57
Hong Kong	2.04
Singapore	1.85
Australia	1.64
Sweden	1.17
Canada	1.09
Other countries	5.01
Short-term securities & other assets less liabilities	3.16
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 81.03%	Shares	Value (000)
Financials 11.94%
Sampo Oyj, Class A	20,172,801	$964,920
HSBC Holdings PLC (HKD denominated)	60,628,861	616,440
HSBC Holdings PLC (GBP denominated)	33,549,835	343,218
HCP, Inc.	20,647,800	907,884
Prudential PLC	35,596,089	821,404
Ventas, Inc.	11,251,200	770,820
CME Group Inc., Class A	8,569,400	718,201
BNP Paribas SA	7,843,500	492,830
Crown Castle International Corp.	5,240,000	409,349
Aviva PLC	48,913,000	407,662
Other securities		5,104,088
		11,556,816

Consumer staples 11.65%
Altria Group, Inc.	65,222,875	3,152,874
Philip Morris International Inc.	32,191,898	2,865,401
Imperial Tobacco Group PLC	14,990,515	650,107
Kraft Foods Group, Inc.	10,753,666	605,969
Reynolds American Inc.	9,576,982	602,488
Nestlé SA	8,221,599	601,570
British American Tobacco PLC	9,225,137	523,447
Coca-Cola Co.	10,973,300	459,562
Other securities		1,811,272
		11,272,690

Utilities 10.81%
National Grid PLC	150,719,563	2,232,642
SSE PLC[1]	57,576,915	1,472,772
Dominion Resources, Inc.	14,588,319	1,040,147
Duke Energy Corp.	9,563,269	785,623
EDP - Energias de Portugal, SA	181,642,453	780,982
Fortum Oyj	22,097,866	512,024
DTE Energy Co.	5,451,500	447,895
Exelon Corp.	11,793,150	431,511
Other securities		2,761,081
		10,464,677

12	Capital Income Builder

	Shares	Value (000)
Health care 10.12%
AbbVie Inc.	40,549,900	$2,573,297
Amgen Inc.	12,146,909	1,969,986
Novartis AG	20,595,000	1,911,483
GlaxoSmithKline PLC	36,736,100	833,019
Pfizer Inc.	18,330,800	549,007
Other securities		1,963,491
		9,800,283

Telecommunication services 9.48%
Verizon Communications Inc.	56,685,284	2,848,436
CenturyLink, Inc.[1]	31,859,340	1,321,525
Singapore Telecommunications Ltd.	434,531,500	1,278,531
AT&T Inc.	31,115,910	1,084,078
Vodafone Group PLC	149,705,955	496,452
Other securities		2,152,398
		9,181,420

Energy 6.42%
Royal Dutch Shell PLC, Class B	30,434,300	1,125,858
Royal Dutch Shell PLC, Class A	6,129,318	219,192
Kinder Morgan, Inc.	31,048,273	1,201,568
BP PLC	155,558,000	1,117,319
Eni SpA	25,178,600	536,394
Exxon Mobil Corp.	4,393,000	424,847
Other securities		1,592,902
		6,218,080

Industrials 4.93%
Lockheed Martin Corp.	5,114,400	974,651
General Electric Co.	27,235,000	702,935
Other securities		3,093,992
		4,771,578

Consumer discretionary 4.53%
Daimler AG	6,847,400	532,268
Other securities		3,848,841
		4,381,109

Information technology 4.00%
Texas Instruments Inc.	18,710,500	929,164
Cisco Systems, Inc.	21,175,000	518,152
Other securities		2,424,472
		3,871,788

Materials 2.42%
Rio Tinto PLC	9,411,000	447,353
Amcor Ltd.	42,594,747	439,305
Dow Chemical Co.	8,654,000	427,508
Other securities		1,024,726
		2,338,892

Miscellaneous 4.73%
Other common stocks in initial period of acquisition		4,574,103

Total common stocks (cost: $65,003,143,000)		78,431,436

Preferred securities 0.04%
Financials 0.01%
HSBC Holdings PLC, Series 2, 8.00%	200,000	5,360
Other securities		4,496
		9,856

Capital Income Builder	13

Preferred securities (continued)	Shares	Value (000)
Other 0.03%
Other securities		$29,272

Miscellaneous 0.00%
Other preferred securities in initial period of acquisition		1,250

Total preferred securities (cost: $43,434,000)		40,378

Convertible stocks 0.23%
Utilities 0.11%
Other securities		105,360

Financials 0.03%
Fannie Mae 5.375% convertible preferred 2032[2]	240	3,120
Other securities		20,578
		23,698
Miscellaneous 0.09%
Other convertible stocks in initial period of acquisition		90,630

Total convertible stocks (cost: $229,691,000)		219,688

Convertible bonds 0.14%	Principal amount (000)
Financials 0.03%
Other securities		31,410

Miscellaneous 0.11%
Other convertible bonds in initial period of acquisition		108,445

Total convertible bonds (cost: $130,450,000)		139,855

Bonds, notes & other debt instruments 15.40%
Corporate bonds & notes 6.25%
Financials 1.48%
HSBC Bank PLC 0.874% 2018[3,4]	$425	429
HSBC Holdings PLC 5.25% 2044	5,500	5,992
HSBC USA Inc. 1.11% 2018[4]	11,000	11,179
Other securities		1,416,777
		1,434,377

Energy 0.84%
Shell International Finance BV 3.10% 2015	10,000	10,184
Other securities		800,830
		811,014

Telecommunication services 0.79%
AT&T Inc. 0.90%—4.80% 2016—2044	15,200	15,289
Verizon Communications Inc. 0.63%—5.05% 2017—2046[3,4]	99,768	100,746
Other securities		651,075
		767,110

Health care 0.66%
AbbVie Inc. 2.90%—4.40% 2022—2042	17,080	16,859
Amgen Inc. 2.20% 2019	3,425	3,401
Novartis Capital Corp. 3.40%—4.40% 2024—2044	15,790	16,303
Novartis Securities Investment Ltd. 5.125% 2019	15,000	16,950
Other securities		585,924
		639,437

Utilities 0.53%
National Grid PLC 6.30% 2016	20,725	22,626
Niagara Mohawk Power Corp. 3.508% 2024[3]	3,965	4,058
Virginia Electric and Power Co. 3.45%—4.45% 2024—2044	3,995	4,174
Other securities		482,917
		513,775

14	Capital Income Builder

	Principal amount	Value
	(000)	(000)
Consumer staples 0.46%
Altria Group, Inc. 2.85%—9.70% 2018—2044	$43,062	$48,370
Philip Morris International Inc. 3.60%—4.88% 2023—2043	14,045	14,129
Other securities		378,748
		441,247
Other 1.49%
Other securities		1,444,798

Total corporate bonds & notes		6,051,758

U.S. Treasury bonds & notes 5.27%
U.S. Treasury 4.66%
U.S. Treasury 0.38%—11.25% 2014—2044	4,116,850	4,513,927

U.S. Treasury inflation-protected securities 0.61%
U.S. Treasury Inflation-Protected Security 0.13%—2.40% 2015—2044[5]	570,014	587,872

Total U.S. Treasury bonds & notes		5,101,799

Mortgage-backed obligations 2.74%
Fannie Mae 0.00%—7.50% 2017—2047[4,6,7]	1,467,055	1,566,567
Freddie Mac 0.00%—6.50% 2019—2047[4,6]	175,529	190,293
Other securities		896,135
		2,652,995

Federal agency bonds & notes 0.64%
Fannie Mae 0.88%—5.38% 2015—2024	143,455	148,684
Freddie Mac 0.70%—5.50% 2016—2024[4,6]	393,399	407,050
Other securities		64,207
		619,941

Other 0.50%
Other securities		479,562

Total bonds, notes & other debt instruments (cost: $14,539,060,000)		14,906,055

Short-term securities 3.27%
Fannie Mae 0.05%-0.15% due 12/15/2014-7/1/2015	554,700	554,564
Federal Home Loan Bank 0.04%-0.09% due 11/7/2014-4/24/2015	445,150	445,110
Freddie Mac 0.05%-0.17% due 11/3/2014-8/18/2015	876,900	876,536
Other securities		1,284,953

Total short-term securities (cost: $3,160,802,000)		3,161,163
Total investment securities 100.11% (cost: $83,106,580,000)		96,898,575
Other assets less liabilities (0.11)%		(105,223)

Net assets 100.00%		$96,793,352

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $40,890,000, which represented .04% of the net assets of the fund. One of these securities (with a value of $0, a cost of $4,933,000, and which represented less than .01% of the net assets of the fund) was acquired on 2/8/2012 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participation and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $89,875,000, which represented .09% of the net assets of the fund.

Capital Income Builder	15

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $176,716,000 over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 10/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	11/18/2014	HSBC Bank	$24,955	A$28,500	$(93)
Euros	11/21/2014	HSBC Bank	$55,436	€43,350	1,105
Swiss francs	11/14/2014	Citibank	$61,021	CHF57,000	1,772
					$2,784

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2014, appear below.

	Beginning			Ending	Dividend	Value of
	shares or			shares or	or interest	affiliates at
	principal			principal	income	10/31/2014
	amount	Additions	Reductions	amount	(000)	(000)
SSE PLC	57,134,900	10,252,715	9,810,700	57,576,915	$77,174	$1,472,772
CenturyLink, Inc.	32,243,235	3,290,000	3,673,895	31,859,340	74,181	1,321,525
Starwood Property Trust, Inc.	12,437,000	—	—	12,437,000	22,672	280,579
William Hill PLC	56,291,818	—	9,758,382	46,533,436	9,626	268,355
Rexel SA8	13,630,319	3,246,612	1,113,828	15,763,103	13,204	264,796
Six Flags Entertainment Corp.	—	6,081,400	—	6,081,400	5,554	245,080
R.R. Donnelley & Sons Co.	9,616,944	4,773,100	1,760,987	12,629,057	9,047	220,377
R.R. Donnelley & Sons Co. 6.50% 2023	—	$2,275,000	$200,000	$2,075,000	136	2,158
R.R. Donnelley & Sons Co. 7.875% 2021	$1,750,000	—	$275,000	$1,475,000	129	1,667
Greene King PLC	14,073,299	3,392,000	—	17,465,299	8,265	224,073
COSCO Pacific Ltd.	144,271,550	7,589,001	—	151,860,551	5,995	199,735
VTech Holdings Ltd.	6,688,200	8,268,900	—	14,957,100	9,090	187,274
Mercury General Corp.[8]	1,938,700	871,000	—	2,809,700	6,398	149,251
Ratchaburi Electricity Generating Holding PCL	93,154,500	—	15,804,500	77,350,000	4,897	144,274
Moneysupermarket.com Group PLC	34,915,401	7,513,000	—	42,428,401	4,613	135,745
BTS Rail Mass Transit Growth Infrastructure Fund	367,453,100	—	—	367,453,100	7,859	112,820
Ladbrokes PLC	59,622,507	—	—	59,622,507	8,737	112,642
Sunway Real Estate Investment Trust	162,555,200	—	16,800	162,538,400	3,855	75,605
Marston’s PLC	20,448,705	10,635,203	—	31,083,908	2,188	74,985
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund	145,255,000	—	—	145,255,000	4,419	57,085
Canyon Services Group Inc.[8]	2,140,500	1,900,000	—	4,040,500	1,825	39,041
Cache Logistics Trust	41,000,000	—	—	41,000,000	2,508	37,339
mobilezone holding ag, non-registered shares[2]	2,325,000	—	—	2,325,000	—	24,769
Kværner ASA	17,485,000	—	—	17,485,000	2,643	23,123
Ekornes ASA	1,990,851	—	—	1,990,851	1,387	21,252
Orior AG	385,000	—	—	385,000	858	20,808
Darden Restaurants, Inc.[9]	8,429,000	2,016,400	4,509,400	5,936,000	19,741	—
Digital Realty Trust, Inc.[9]	7,658,400	686,600	5,950,000	2,395,000	20,169	—
Go-Ahead Group PLC[9]	2,725,000	—	2,725,000	—	—	—
Matas A/S9	2,438,000	—	1,040,000	1,398,000	1,200	—
Siliconware Precision Industries Co., Ltd.[9]	202,563,300	—	202,563,300	—	—	—
Starwood Waypoint Residential Trust[9]	—	2,487,400	2,487,400	—	—	—
					$328,370	$5,717,130

16	Capital Income Builder

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,338,841,000, which represented 2.42% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	A portion or all of the security purchased on a TBA basis.
[8]	This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2013; it was not publicly disclosed.
[9]	Unaffiliated issuer at 10/31/2014.

Key to abbreviations and symbols

TBA = To be announced

A$ = Australian dollars

CHF = Swiss francs

€ = Euros

GBP = British pounds

HKD = Hong Kong dollars

See Notes to Financial Statements

Capital Income Builder	17

Financial statements

Statement of assets and liabilities
at October 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $78,012,120)	$91,181,445
Affiliated issuers (cost: $5,094,460)	5,717,130	$96,898,575
Cash denominated in currencies other than U.S. dollars (cost: $667)		668
Cash		6,397
Unrealized appreciation on open forward currency contracts		2,877
Receivables for:
Sales of investments	1,206,126
Sales of fund’s shares	122,964
Dividends and interest	353,506	1,682,596
		98,591,113
Liabilities:
Unrealized depreciation on open forward currency contracts		93
Payables for:
Purchases of investments	1,642,972
Repurchases of fund’s shares	94,134
Investment advisory services	15,624
Services provided by related parties	39,111
Trustees’ deferred compensation	1,417
Other	4,410	1,797,668
Net assets at October 31, 2014		$96,793,352

Net assets consist of:
Capital paid in on shares of beneficial interest		$86,945,948
Undistributed net investment income		395,326
Accumulated net realized loss		(4,338,922)
Net unrealized appreciation		13,791,000
Net assets at October 31, 2014		$96,793,352

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,592,979 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$70,314,028	1,157,190	$60.76
Class B	844,142	13,868	60.87
Class C	7,027,444	115,641	60.77
Class F-1	3,444,854	56,689	60.77
Class F-2	4,495,950	74,019	60.74
Class 529-A	2,229,071	36,696	60.74
Class 529-B	54,593	897	60.83
Class 529-C	727,526	11,984	60.71
Class 529-E	93,890	1,546	60.74
Class 529-F-1	70,056	1,153	60.76
Class R-1	152,133	2,505	60.73
Class R-2	750,916	12,365	60.73
Class R-2E	96	2	60.71
Class R-3	1,048,789	17,265	60.74
Class R-4	582,204	9,583	60.75
Class R-5	380,928	6,267	60.79
Class R-6	4,576,732	75,309	60.77

See Notes to Financial Statements

18	Capital Income Builder

Statement of operations
for the year ended October 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $131,540; also includes $328,105 from affiliates)	$4,211,076
Interest (net of non-U.S. taxes of $155; also includes $265 from affiliates)	478,487	$4,689,563
Fees and expenses*:
Investment advisory services	242,445
Distribution services	279,826
Transfer agent services	88,506
Administrative services	18,707
Reports to shareholders	3,276
Registration statement and prospectus	1,395
Trustees’ compensation	593
Auditing and legal	298
Custodian	6,247
State and local taxes	1
Other	3,179	644,473
Net investment income		4,045,090

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $305,209 net gain from affiliates)	4,294,174
Forward currency contracts	8,279
Currency transactions	(10,969)	4,291,484
Net unrealized (depreciation) appreciation on:
Investments	(704,798)
Forward currency contracts	1,668
Currency translations	(5,170)	(708,300)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		3,583,184

Net increase in net assets resulting from operations		$7,628,274

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2014	2013
Operations:
Net investment income	$4,045,090	$2,699,818
Net realized gain on investments, forward currency contracts and currency transactions	4,291,484	2,159,347
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(708,300)	6,666,174
Net increase in net assets resulting from operations	7,628,274	11,525,339

Dividends paid to shareholders from net investment income	(3,664,888)	(3,245,423)

Net capital share transactions	3,727,538	2,571,391

Total increase in net assets	7,690,924	10,851,307

Net assets:
Beginning of year	89,102,428	78,251,121
End of year (including undistributed and distributions in excess of net investment income: $395,326 and $(172,396), respectively)	$96,793,352	$89,102,428

See Notes to Financial Statements

Capital Income Builder	19

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

20	Capital Income Builder

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to

Capital Income Builder	21

a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$11,556,816	$—	$—	$11,556,816
Consumer staples	11,272,690	—	—	11,272,690
Utilities	10,464,677	—	—	10,464,677
Health care	9,800,283	—	—	9,800,283
Telecommunication services	9,181,420	—	—	9,181,420
Energy	6,218,080	—	—	6,218,080
Industrials	4,771,578	—	—	4,771,578
Consumer discretionary	4,381,109	—	—	4,381,109
Information technology	3,871,788	—	—	3,871,788
Materials	2,318,242	20,650	—	2,338,892
Miscellaneous	4,574,103	—	—	4,574,103
Preferred securities	31,026	9,352	—	40,378
Convertible stocks	216,568	3,120	—	219,688
Convertible bonds	—	139,855	—	139,855
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	6,051,758	—	6,051,758
U.S. Treasury bonds & notes	—	5,101,799	—	5,101,799
Mortgage-backed obligations	—	2,652,995	—	2,652,995
Federal agency bonds & notes	—	619,941	—	619,941
Other	—	479,562	—	479,562
Short-term securities	—	3,161,163	—	3,161,163
Total	$78,658,380	$18,240,195	$—	$96,898,575

22	Capital Income Builder

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,877	$—	$2,877
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(93)	—	(93)
Total	$—	$2,784	$—	$2,784

* Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Capital Income Builder	23

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of October 31, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$2,877	Unrealized depreciation on open forward currency contracts	$93

	Net realized gain		Net unrealized appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$8,279	Net unrealized appreciation on forward currency contracts	$1,668

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

24	Capital Income Builder

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of October 31, 2014 (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$1,772	$—	$(828)	$—	$944
HSBC Bank	1,105	(93)	(561)	—	451
Total	$2,877	$(93)	$(1,389)	$—	$1,395
Liabilities:
HSBC Bank	$93	$(93)	$—	$—	$—

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; amortization of premiums or discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2014, the fund reclassified $87,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $187,607,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital Income Builder	25

As of October 31, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$957,530
Capital loss carryforward expiring 2017*	(4,321,574)
Gross unrealized appreciation on investment securities	15,956,386
Gross unrealized depreciation on investment securities	(2,749,473)
Net unrealized appreciation on investment securities	13,206,913
Cost of investment securities	83,691,662

*	Reflects the utilization of capital loss carryforward of $3,732,487,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2014		2013
Class A	$2,732,692		$2,454,787
Class B	33,303		45,234
Class C	227,155		225,547
Class F-1	164,209		139,064
Class F-2	124,454		87,667
Class 529-A	84,510		75,483
Class 529-B	1,995		2,579
Class 529-C	22,286		20,243
Class 529-E	3,362		3,025
Class 529-F-1	2,781		2,383
Class R-1	4,819		4,749
Class R-2	24,470		24,024
Class R-2E*	—	†
Class R-3	37,732		35,677
Class R-4	21,973		19,401
Class R-5	18,668		20,122
Class R-6	160,479		85,438
Total	$3,664,888		$3,245,423

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund’s monthly gross income and 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2014, the investment advisory services fee was $242,445,000, which was equivalent to an annualized rate of 0.262% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service

26	Capital Income Builder

fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Capital Income Builder	27

For the year ended October 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$162,728		$65,594		$6,778		Not applicable
Class B	10,226		1,039		Not applicable		Not applicable
Class C	70,297		6,900		3,521		Not applicable
Class F-1	10,098		4,429		2,020		Not applicable
Class F-2	Not applicable		3,093		1,520		Not applicable
Class 529-A	4,797		1,628		1,074		$1,988
Class 529-B	636		58		32		59
Class 529-C	7,005		575		352		652
Class 529-E	454		34		45		84
Class 529-F-1	—		51		33		62
Class R-1	1,493		147		75		Not applicable
Class R-2	5,587		2,541		376		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	5,122		1,650		514		Not applicable
Class R-4	1,383		555		277		Not applicable
Class R-5	Not applicable		204		213		Not applicable
Class R-6	Not applicable		8		1,877		Not applicable
Total class-specific expenses	$279,826		$88,506		$18,707		$2,845

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $593,000 in the fund’s statement of operations includes $435,000 in current fees (either paid in cash or deferred) and a net increase of $158,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of				Net increase
	Sales*		dividends		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$6,451,215	108,910	$2,654,726	45,183	$(7,287,529)	(123,057)	$1,818,412	31,036
Class B	11,941	203	32,789	559	(449,820)	(7,593)	(405,090)	(6,831)
Class C	903,554	15,253	219,053	3,731	(1,551,170)	(26,233)	(428,563)	(7,249)
Class F-1	1,212,556	20,540	159,693	2,724	(2,193,219)	(36,366)	(820,970)	(13,102)
Class F-2	2,583,648	42,874	103,035	1,743	(510,919)	(8,607)	2,175,764	36,010
Class 529-A	243,003	4,108	84,489	1,439	(254,325)	(4,285)	73,167	1,262
Class 529-B	1,401	24	1,994	34	(25,721)	(435)	(22,326)	(377)
Class 529-C	91,136	1,540	22,281	380	(98,111)	(1,655)	15,306	265
Class 529-E	11,252	190	3,362	58	(12,695)	(214)	1,919	34
Class 529-F-1	13,081	221	2,779	47	(11,473)	(193)	4,387	75
Class R-1	22,602	381	4,811	82	(31,490)	(532)	(4,077)	(69)
Class R-2	145,623	2,459	24,423	416	(209,909)	(3,545)	(39,863)	(670)
Class R-2E†	94	2	—	—	—	—	94	2
Class R-3	207,671	3,507	37,631	640	(251,061)	(4,246)	(5,759)	(99)
Class R-4	136,939	2,314	21,965	374	(130,435)	(2,205)	28,469	483
Class R-5	94,621	1,598	18,634	318	(224,545)	(3,764)	(111,290)	(1,848)
Class R-6	1,502,009	25,310	159,880	2,715	(213,931)	(3,572)	1,447,958	24,453

Total net increase (decrease)	$13,632,346	229,434	$3,551,545	60,443	$(13,456,353)	(226,502)	$3,727,538	63,375

28	Capital Income Builder

			Reinvestments of				Net increase
	Sales*		dividends		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2013

Class A	$6,808,549	123,440	$2,378,100	43,452	$(7,729,386)	(140,732)	$1,457,263	26,160
Class B	17,961	326	44,438	814	(605,068)	(10,995)	(542,669)	(9,855)
Class C	856,195	15,485	216,499	3,960	(1,580,405)	(28,680)	(507,711)	(9,235)
Class F-1	1,231,508	22,235	135,290	2,469	(760,137)	(13,796)	606,661	10,908
Class F-2	810,850	14,788	69,733	1,278	(1,012,570)	(18,483)	(131,987)	(2,417)
Class 529-A	248,930	4,532	75,460	1,379	(258,247)	(4,703)	66,143	1,208
Class 529-B	1,795	33	2,578	47	(29,715)	(540)	(25,342)	(460)
Class 529-C	91,787	1,671	20,236	370	(104,546)	(1,906)	7,477	135
Class 529-E	11,292	206	3,024	55	(11,583)	(212)	2,733	49
Class 529-F-1	14,238	259	2,382	44	(13,770)	(251)	2,850	52
Class R-1	23,544	427	4,741	87	(44,227)	(809)	(15,942)	(295)
Class R-2	163,414	2,973	23,998	439	(221,583)	(4,039)	(34,171)	(627)
Class R-3	223,606	4,070	35,588	651	(297,641)	(5,432)	(38,447)	(711)
Class R-4	134,630	2,450	19,396	354	(124,677)	(2,268)	29,349	536
Class R-5	98,998	1,795	20,081	367	(139,969)	(2,561)	(20,890)	(399)
Class R-6	1,755,862	31,837	83,063	1,506	(122,851)	(2,186)	1,716,074	31,157
Total net increase (decrease)	$12,493,159	226,527	$3,134,607	57,272	$(13,056,375)	(237,593)	$2,571,391	46,206

*	Includes exchanges between share classes of the fund.
†	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $45,591,062,000 and $44,116,595,000, respectively, during the year ended October 31, 2014.

Capital Income Builder	29

Financial highlights

		Income (loss) from investment operations[1]
			Net gains
			(losses) on
	Net asset		securities		Dividends				Ratio of	Ratio of
	value,	Net	(both	Total from	(from net	Net asset		Net assets,	expenses to	net income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	average net	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3]	(in millions)	assets[2]	net assets[2]
Class A:
Year ended 10/31/2014	$58.25	$2.64	$2.28	$4.92	$(2.41)	$60.76	8.64%	$70,314	.62%	4.44%
Year ended 10/31/2013	52.75	1.85	5.88	7.73	(2.23)	58.25	14.99	65,602	.61	3.35
Year ended 10/31/2012	49.34	1.87	3.67	5.54	(2.13)	52.75	11.48	58,027	.63	3.68
Year ended 10/31/2011	50.05	1.87	(.49)	1.38	(2.09)	49.34	2.79	55,237	.61	3.73
Year ended 10/31/2010	46.41	1.77	3.81	5.58	(1.94)	50.05	12.33	58,471	.62	3.74
Class B:
Year ended 10/31/2014	58.33	2.25	2.22	4.47	(1.93)	60.87	7.83	844	1.38	3.79
Year ended 10/31/2013	52.79	1.42	5.90	7.32	(1.78)	58.33	14.12	1,207	1.37	2.59
Year ended 10/31/2012	49.36	1.50	3.66	5.16	(1.73)	52.79	10.64	1,613	1.38	2.94
Year ended 10/31/2011	50.04	1.48	(.48)	1.00	(1.68)	49.36	2.02	2,106	1.38	2.94
Year ended 10/31/2010	46.39	1.41	3.80	5.21	(1.56)	50.04	11.47	3,068	1.39	2.97
Class C:
Year ended 10/31/2014	58.25	2.17	2.27	4.44	(1.92)	60.77	7.78	7,027	1.42	3.66
Year ended 10/31/2013	52.75	1.40	5.88	7.28	(1.78)	58.25	14.06	7,159	1.41	2.55
Year ended 10/31/2012	49.34	1.47	3.66	5.13	(1.72)	52.75	10.60	6,970	1.43	2.89
Year ended 10/31/2011	50.03	1.46	(.48)	.98	(1.67)	49.34	1.98	7,187	1.43	2.91
Year ended 10/31/2010	46.39	1.38	3.80	5.18	(1.54)	50.03	11.41	8,196	1.44	2.92
Class F-1:
Year ended 10/31/2014	58.25	2.69	2.19	4.88	(2.36)	60.77	8.57	3,445	.69	4.53
Year ended 10/31/2013	52.75	1.82	5.88	7.70	(2.20)	58.25	14.93	4,065	.67	3.30
Year ended 10/31/2012	49.35	1.86	3.66	5.52	(2.12)	52.75	11.44	3,106	.66	3.65
Year ended 10/31/2011	50.05	1.85	(.48)	1.37	(2.07)	49.35	2.78	2,731	.65	3.69
Year ended 10/31/2010	46.41	1.76	3.80	5.56	(1.92)	50.05	12.31	3,034	.64	3.72
Class F-2:
Year ended 10/31/2014	58.23	2.59	2.44	5.03	(2.52)	60.74	8.86	4,496	.42	4.37
Year ended 10/31/2013	52.73	1.94	5.89	7.83	(2.33)	58.23	15.21	2,213	.41	3.52
Year ended 10/31/2012	49.32	1.98	3.67	5.65	(2.24)	52.73	11.71	2,132	.41	3.88
Year ended 10/31/2011	50.04	1.98	(.51)	1.47	(2.19)	49.32	3.01	1,492	.41	3.94
Year ended 10/31/2010	46.40	1.88	3.80	5.68	(2.04)	50.04	12.58	1,239	.40	3.97
Class 529-A:
Year ended 10/31/2014	58.23	2.58	2.28	4.86	(2.35)	60.74	8.56	2,229	.72	4.35
Year ended 10/31/2013	52.74	1.80	5.87	7.67	(2.18)	58.23	14.86	2,063	.70	3.26
Year ended 10/31/2012	49.33	1.83	3.67	5.50	(2.09)	52.74	11.39	1,805	.72	3.59
Year ended 10/31/2011	50.04	1.84	(.50)	1.34	(2.05)	49.33	2.72	1,598	.69	3.66
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	50.04	12.26	1,476	.68	3.69
Class 529-B:
Year ended 10/31/2014	58.29	2.16	2.23	4.39	(1.85)	60.83	7.69	55	1.50	3.64
Year ended 10/31/2013	52.76	1.36	5.89	7.25	(1.72)	58.29	13.99	74	1.49	2.47
Year ended 10/31/2012	49.34	1.43	3.66	5.09	(1.67)	52.76	10.50	92	1.51	2.82
Year ended 10/31/2011	50.03	1.43	(.49)	.94	(1.63)	49.34	1.90	110	1.49	2.84
Year ended 10/31/2010	46.38	1.36	3.81	5.17	(1.52)	50.03	11.39	142	1.48	2.88

30	Capital Income Builder

		Income (loss) from investment operations[1]
			Net gains
			(losses) on
	Net asset		securities		Dividends					Ratio of	Ratio of
	value,	Net	(both	Total from	(from net	Net asset		Net assets,		expenses to	net income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period		average net	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3]	(in millions)		assets[2]	net assets[2]
Class 529-C:
Year ended 10/31/2014	$58.20	$2.12	$2.28	$4.40	$(1.89)	$60.71	7.71%	$728		1.49%	3.57%
Year ended 10/31/2013	52.71	1.37	5.87	7.24	(1.75)	58.20	13.99	682		1.48	2.48
Year ended 10/31/2012	49.31	1.43	3.66	5.09	(1.69)	52.71	10.52	611		1.50	2.81
Year ended 10/31/2011	50.01	1.44	(.49)	.95	(1.65)	49.31	1.93	558		1.48	2.86
Year ended 10/31/2010	46.38	1.37	3.79	5.16	(1.53)	50.01	11.36	533		1.48	2.90
Class 529-E:
Year ended 10/31/2014	58.23	2.44	2.28	4.72	(2.21)	60.74	8.28	94		.95	4.11
Year ended 10/31/2013	52.73	1.66	5.89	7.55	(2.05)	58.23	14.62	88		.94	3.02
Year ended 10/31/2012	49.33	1.71	3.65	5.36	(1.96)	52.73	11.10	77		.96	3.35
Year ended 10/31/2011	50.04	1.70	(.50)	1.20	(1.91)	49.33	2.44	69		.96	3.39
Year ended 10/31/2010	46.40	1.61	3.80	5.41	(1.77)	50.04	11.94	66		.97	3.40
Class 529-F-1:
Year ended 10/31/2014	58.25	2.72	2.27	4.99	(2.48)	60.76	8.78	70		.49	4.58
Year ended 10/31/2013	52.75	1.92	5.88	7.80	(2.30)	58.25	15.14	63		.48	3.48
Year ended 10/31/2012	49.34	1.94	3.67	5.61	(2.20)	52.75	11.63	54		.50	3.81
Year ended 10/31/2011	50.05	1.94	(.49)	1.45	(2.16)	49.34	2.95	47		.48	3.87
Year ended 10/31/2010	46.41	1.85	3.80	5.65	(2.01)	50.05	12.50	42		.47	3.91
Class R-1:
Year ended 10/31/2014	58.22	2.16	2.27	4.43	(1.92)	60.73	7.79	152		1.42	3.64
Year ended 10/31/2013	52.72	1.41	5.88	7.29	(1.79)	58.22	14.08	150		1.40	2.55
Year ended 10/31/2012	49.31	1.48	3.66	5.14	(1.73)	52.72	10.63	151		1.41	2.90
Year ended 10/31/2011	50.02	1.47	(.50)	.97	(1.68)	49.31	1.96	145		1.41	2.93
Year ended 10/31/2010	46.38	1.40	3.80	5.20	(1.56)	50.02	11.45	154		1.42	2.96
Class R-2:
Year ended 10/31/2014	58.22	2.18	2.27	4.45	(1.94)	60.73	7.79	751		1.41	3.67
Year ended 10/31/2013	52.72	1.43	5.88	7.31	(1.81)	58.22	14.13	759		1.37	2.60
Year ended 10/31/2012	49.32	1.47	3.66	5.13	(1.73)	52.72	10.60	720		1.41	2.90
Year ended 10/31/2011	50.02	1.47	(.49)	.98	(1.68)	49.32	1.98	687		1.42	2.92
Year ended 10/31/2010	46.38	1.38	3.80	5.18	(1.54)	50.02	11.40	702		1.45	2.92
Class R-2E:
Period from 8/29/2014 to 10/31/2014[4,5]	61.50	.16	(.41)	(.25)	(.54)	60.71	(.39)	—	[6]	.15	.28
Class R-3:
Year ended 10/31/2014	58.23	2.42	2.28	4.70	(2.19)	60.74	8.26	1,049		.98	4.08
Year ended 10/31/2013	52.74	1.65	5.87	7.52	(2.03)	58.23	14.57	1,011		.97	3.00
Year ended 10/31/2012	49.33	1.69	3.67	5.36	(1.95)	52.74	11.10	953		.98	3.33
Year ended 10/31/2011	50.04	1.69	(.50)	1.19	(1.90)	49.33	2.42	885		.97	3.37
Year ended 10/31/2010	46.40	1.60	3.80	5.40	(1.76)	50.04	11.92	907		.98	3.38

See page 32 for footnotes.

Capital Income Builder	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains
			(losses) on
	Net asset		securities		Dividends				Ratio of	Ratio of
	value,	Net	(both	Total from	(from net	Net asset		Net assets,	expenses to	net income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	average net	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3]	(in millions)	assets[2]	net assets[2]
Class R-4:
Year ended 10/31/2014	$58.24	$2.60	$2.28	$4.88	$(2.37)	$60.75	8.58%	$582	.67%	4.38%
Year ended 10/31/2013	52.74	1.82	5.89	7.71	(2.21)	58.24	14.95	530	.65	3.31
Year ended 10/31/2012	49.33	1.86	3.66	5.52	(2.11)	52.74	11.46	452	.66	3.65
Year ended 10/31/2011	50.04	1.85	(.50)	1.35	(2.06)	49.33	2.74	391	.66	3.68
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	50.04	12.27	386	.67	3.70
Class R-5:
Year ended 10/31/2014	58.27	2.88	2.19	5.07	(2.55)	60.79	8.92	381	.38	4.85
Year ended 10/31/2013	52.77	2.00	5.87	7.87	(2.37)	58.27	15.28	473	.35	3.62
Year ended 10/31/2012	49.35	2.01	3.67	5.68	(2.26)	52.77	11.79	449	.36	3.94
Year ended 10/31/2011	50.06	2.00	(.50)	1.50	(2.21)	49.35	3.05	393	.37	3.98
Year ended 10/31/2010	46.42	1.90	3.79	5.69	(2.05)	50.06	12.60	446	.37	4.00
Class R-6:
Year ended 10/31/2014	58.26	2.76	2.33	5.09	(2.58)	60.77	8.95	4,577	.32	4.66
Year ended 10/31/2013	52.76	2.04	5.86	7.90	(2.40)	58.26	15.35	2,963	.30	3.69
Year ended 10/31/2012	49.35	2.02	3.68	5.70	(2.29)	52.76	11.83	1,039	.32	3.96
Year ended 10/31/2011	50.06	2.04	(.51)	1.53	(2.24)	49.35	3.11	668	.32	4.06
Year ended 10/31/2010	46.42	1.93	3.78	5.71	(2.07)	50.06	12.66	502	.32	4.08

	Year ended October 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	55%	69%	68%	47%	42%

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.68; the Class A ratio of expenses to average net assets would have been lower by 3 basis points; and the Class A ratio of net income to average net assets would have been lower by 1.15 percentage points. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Amount less than $1 million.

See Notes to Financial Statements

32	Capital Income Builder

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
December 8, 2014

Capital Income Builder	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2014, through October 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	Capital Income Builder

	Beginning account value 5/1/2014	Ending account value 10/31/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,029.09	$2.97	.58%
Class A - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B - actual return	1,000.00	1,025.17	6.84	1.34
Class B - assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C - actual return	1,000.00	1,025.07	7.09	1.39
Class C - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class F-1 - actual return	1,000.00	1,028.90	3.38	.66
Class F-1 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 - actual return	1,000.00	1,030.09	2.00	.39
Class F-2 - assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-A - actual return	1,000.00	1,028.74	3.48	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	1,024.56	7.50	1.47
Class 529-B - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C - actual return	1,000.00	1,024.78	7.45	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E - actual return	1,000.00	1,027.48	4.70	.92
Class 529-E - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-F-1 - actual return	1,000.00	1,029.88	2.35	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 - actual return	1,000.00	1,024.99	7.09	1.39
Class R-1 - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 - actual return	1,000.00	1,025.12	6.99	1.37
Class R-2 - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E - actual return†	1,000.00	996.05	1.52	.88
Class R-2E - assumed 5% return†	1,000.00	1,020.77	4.48	.88
Class R-3 - actual return	1,000.00	1,027.34	4.85	.95
Class R-3 - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 - actual return	1,000.00	1,028.92	3.27	.64
Class R-4 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 - actual return	1,000.00	1,030.39	1.74	.34
Class R-5 - assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 - actual return	1,000.00	1,030.72	1.48	.29
Class R-6 - assumed 5% return	1,000.00	1,023.74	1.48	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 184 days.

Capital Income Builder	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2014:

Qualified dividend income	100%
Corporate dividends received deduction	$1,413,094,000
U.S. government income that may be exempt from state taxation	$154,130,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

36	Capital Income Builder

Approval of Investment Advisory and Service Agreement

Capital Income Builder’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objectives of providing a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years and its secondary objective of providing growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Lipper Income Funds Index and the Lipper Equity Income Funds Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period and were mixed for shorter periods, while recognizing that none of the indexes is a perfect comparison given the fund’s distinguishing characteristics. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to other similar funds included in the Lipper Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information

Capital Income Builder	37

regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	Capital Income Builder

Board of trustees and other officers

“Independent” trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Robert J. Denison, 1941	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company)	10	None
R. Clark Hooper, 1946	2010	Private investor	72	The Swiss Helvetia Fund, Inc.
Koichi Itoh, 1940	2005	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
Merit E. Janow, 1958 Chairman of the Board (Independent and Non-Executive)	2001	Dean and Professor, Columbia University, School of International and Public Affairs	69	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Stefanie Powers, 1942	1989–1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None
Christopher E. Stone, 1956	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, Ph. D., 1949	2001	President and University Professor, The University of Tulsa	69	None

“Interested” trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James B. Lovelace, 1956 Vice Chairman of the Board	1992	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Joyce E. Gordon, 1956 President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Capital Income Builder	39

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2008	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President	2006	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Guardian Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Darcy Kopcho, 1953 Senior Vice President	2013	Director, The Capital Group Companies, Inc.;[6] Executive Vice President and Director, Capital Group International, Inc.;[6] Partner — Capital International Investors, Capital Guardian Trust Company[6] Partner — Capital International Investors, Capital Research and Management Company
David M. Riley, 1967 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Bradley J. Vogt, 1965 Senior Vice President	2010	Chairman, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Director, The Capital Group Companies, Inc.[6]
Grant L. Cambridge, 1962 Vice President	2014	Partner — Capital Research Global Investors, Capital Research and Management Company
M. Taylor Hinshaw, 1973 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2001	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of M. Taylor Hinshaw and Grant L. Cambridge, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	Capital Income Builder

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2014, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$131,000
2014	$149,000

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	None
2014	$16,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$32,000
2014	$44,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $34,000 for fiscal year 2013 and $62,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital Income Builder®
Investment portfolio
October 31, 2014
Common stocks 81.03% Financials 11.94%	Shares	Value (000)
Sampo Oyj, Class A	20,172,801	$964,920
HSBC Holdings PLC (HKD denominated)	60,628,861	616,440
HSBC Holdings PLC (GBP denominated)	33,549,835	343,218
HCP, Inc.	20,647,800	907,884
Prudential PLC	35,596,089	821,404
Ventas, Inc.	11,251,200	770,820
CME Group Inc., Class A	8,569,400	718,201
BNP Paribas SA	7,843,500	492,830
Crown Castle International Corp.	5,240,000	409,349
Aviva PLC	48,913,000	407,662
Principal Financial Group, Inc.	6,555,600	343,317
Public Storage	1,858,500	342,596
Link Real Estate Investment Trust	55,115,000	323,719
Starwood Property Trust, Inc.[1]	12,437,000	280,579
Lloyds Banking Group PLC[2]	219,214,900	270,478
Svenska Handelsbanken AB, Class A	5,203,443	248,117
Swedbank AB, Class A	9,285,296	245,583
Bank of Nova Scotia	3,847,200	235,601
Westpac Banking Corp.	7,086,077	216,879
Deutsche Börse AG	2,954,000	201,785
BM&FBOVESPA SA, ordinary nominative	39,105,000	172,018
New York Community Bancorp, Inc.	10,662,000	170,059
Digital Realty Trust, Inc.	2,395,000	165,231
Mercury General Corp.[1]	2,809,700	149,251
Standard Life PLC	22,660,000	142,713
Old Republic International Corp.	9,176,200	135,533
Arthur J. Gallagher & Co.	2,786,989	132,939
Hospitality Properties Trust	4,405,700	130,453
Bank of China Ltd., Class H	265,642,000	127,081
Credit Suisse Group AG	4,739,358	126,002
BB&T Corp.	3,103,400	117,557
Iron Mountain Inc.	2,789,142	100,604
Barclays PLC	26,088,539	100,495
Industrial and Commercial Bank of China Ltd., Class H	147,821,260	97,783
Sun Hung Kai Properties Ltd.	5,123,083	76,366
Sunway Real Estate Investment Trust[1]	162,538,400	75,605
Hang Seng Bank Ltd.	3,560,000	60,319
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund[1]	145,255,000	57,085
Equity Residential	750,500	52,205
CapitaMall Trust	26,682,210	40,915
Cache Logistics Trust[1]	41,000,000	37,339
Fortune Real Estate Investment Trust	33,946,000	31,280
Ascendas Real Estate Investment Trust	16,755,000	29,084
CDL Hospitality Trusts, units	19,078,500	25,617
Société Générale	376,945	18,146
Capital Income Builder — Page 1 of 30

Common stocks Financials (continued)	Shares	Value (000)
Parkway Life Real Estate Investment Trust	8,300,000	$15,441
Frasers Centrepoint Trust	5,491,000	8,313
		11,556,816
Consumer staples 11.65%
Altria Group, Inc.	65,222,875	3,152,874
Philip Morris International Inc.	32,191,898	2,865,401
Imperial Tobacco Group PLC	14,990,515	650,107
Kraft Foods Group, Inc.	10,753,666	605,969
Reynolds American Inc.	9,576,982	602,488
Nestlé SA	8,221,599	601,570
British American Tobacco PLC	9,225,137	523,447
Coca-Cola Co.	10,973,300	459,562
Lorillard, Inc.	6,299,900	387,444
Procter & Gamble Co.	4,160,000	363,043
Japan Tobacco Inc.	6,305,200	211,399
Kimberly-Clark Corp.	1,500,000	171,405
Unilever PLC	4,012,000	161,348
Unilever NV, depository receipts	3,616,000	140,224
Kellogg Co.	2,136,000	136,618
Treasury Wine Estates Ltd.	25,637,502	104,909
PepsiCo, Inc.	862,000	82,898
Orior AG1	385,000	20,808
Philip Morris CR as	42,500	18,860
Convenience Retail Asia Ltd.	18,404,000	12,316
		11,272,690
Utilities 10.81%
National Grid PLC	150,719,563	2,232,642
SSE PLC[1]	57,576,915	1,472,772
Dominion Resources, Inc.	14,588,319	1,040,147
Duke Energy Corp.	9,563,269	785,623
EDP - Energias de Portugal, SA	181,642,453	780,982
Fortum Oyj	22,097,866	512,024
DTE Energy Co.	5,451,500	447,895
Exelon Corp.	11,793,150	431,511
Southern Co.	8,500,000	394,060
FirstEnergy Corp.	8,147,000	304,209
CMS Energy Corp.	7,822,000	255,545
PG&E Corp.	4,370,000	219,898
Glow Energy PCL	69,776,200	214,235
NextEra Energy, Inc.	2,000,000	200,440
Xcel Energy Inc.	5,516,000	184,621
Ratchaburi Electricity Generating Holding PCL[1]	77,350,000	144,274
PT Perusahaan Gas Negara (Persero) Tbk	270,100,000	132,983
Sempra Energy	1,159,571	127,553
Power Assets Holdings Ltd.	11,240,700	108,491
Red Eléctrica de Corporación, SA	1,200,000	104,723
PPL Corp.	2,740,500	95,890
GDF SUEZ	3,168,624	76,854
Cheung Kong Infrastructure Holdings Ltd.	9,818,000	71,656
Entergy Corp.	752,500	63,225
Centrica PLC	12,900,000	62,424
		10,464,677
Capital Income Builder — Page 2 of 30

Common stocks Health care 10.12%	Shares	Value (000)
AbbVie Inc.	40,549,900	$2,573,297
Amgen Inc.	12,146,909	1,969,986
Novartis AG	20,595,000	1,911,483
GlaxoSmithKline PLC	36,736,100	833,019
Pfizer Inc.	18,330,800	549,007
Johnson & Johnson	3,000,000	323,340
Roche Holding AG	1,067,200	314,675
AstraZeneca PLC	2,253,900	163,819
AstraZeneca PLC (ADR)	1,558,200	113,655
Sonic Healthcare Ltd.	15,372,157	252,694
Merck & Co., Inc.	4,088,700	236,899
Orion Oyj, Class B	6,439,699	218,614
Bristol-Myers Squibb Co.	3,689,800	214,709
Bayer AG	573,000	81,463
Teva Pharmaceutical Industries Ltd. (ADR)	772,500	43,623
		9,800,283
Telecommunication services 9.48%
Verizon Communications Inc.	56,685,284	2,848,436
CenturyLink, Inc.[1]	31,859,340	1,321,525
Singapore Telecommunications Ltd.	434,531,500	1,278,531
AT&T Inc.	31,115,910	1,084,078
Vodafone Group PLC	149,705,955	496,452
TeliaSonera AB	56,867,277	393,150
TDC A/S	39,465,244	301,064
OJSC Mobile TeleSystems (ADR)	15,137,572	216,467
HKT Trust and HKT Ltd., units	149,605,460	182,301
Advanced Info Service PCL	24,369,600	178,825
MTN Group Ltd.	7,876,000	174,233
TalkTalk Telecom Group PLC	32,980,000	158,327
Swisscom AG	261,611	154,033
MegaFon OJSC (GDR)	4,577,276	107,108
Hutchison Telecommunications Hong Kong Holdings Ltd.	214,176,000	85,337
Total Access Communication PCL	23,550,000	74,837
Total Access Communication PCL, nonvoting depository receipts	1,600,000	5,084
Telstra Corp. Ltd.	13,214,000	65,467
Belgacom SA	800,000	30,186
BCE Inc.	585,000	25,979
		9,181,420
Energy 6.42%
Royal Dutch Shell PLC, Class B	30,434,300	1,125,858
Royal Dutch Shell PLC, Class A	6,129,318	219,192
Kinder Morgan, Inc.	31,048,273	1,201,568
BP PLC	155,558,000	1,117,319
Eni SpA	25,178,600	536,394
Exxon Mobil Corp.	4,393,000	424,847
Chevron Corp.	2,978,500	357,271
ConocoPhillips	4,648,100	335,360
Spectra Energy Corp	6,961,220	272,393
Crescent Point Energy Corp.	5,278,000	174,443
Seadrill Ltd.	6,688,200	153,829
Enbridge Inc.	2,605,000	123,264
Ensco PLC, Class A	2,000,000	81,180
Canyon Services Group Inc.[1]	4,040,500	39,041
Capital Income Builder — Page 3 of 30

Common stocks Energy (continued)	Shares	Value (000)
Kværner ASA[1]	17,485,000	$23,123
TOTAL SA	388,000	23,057
Prosafe SE	2,170,000	9,941
		6,218,080
Industrials 4.93%
Lockheed Martin Corp.	5,114,400	974,651
General Electric Co.	27,235,000	702,935
BAE Systems PLC	52,131,977	382,535
VINCI, SA	5,318,583	303,090
Sydney Airport, units	71,566,435	277,735
KONE Oyj, Class B	6,322,000	271,739
Singapore Technologies Engineering Ltd	91,974,000	268,469
Rexel SA1	15,763,103	264,796
R.R. Donnelley & Sons Co.[1]	12,629,057	220,377
Schneider Electric SE	2,764,700	217,853
Waste Management, Inc.	4,425,300	216,353
COSCO Pacific Ltd.[1]	151,860,551	199,735
BTS Rail Mass Transit Growth Infrastructure Fund[1]	367,453,100	112,820
Andritz AG	1,919,000	92,633
Norfolk Southern Corp.	700,000	77,448
SATS Ltd.	24,526,000	59,182
BELIMO Holding AG	18,215	45,152
SIA Engineering Co. Ltd.	8,617,000	31,927
PayPoint PLC	1,905,000	26,254
United Technologies Corp.	242,000	25,894
		4,771,578
Consumer discretionary 4.53%
Daimler AG	6,847,400	532,268
Darden Restaurants, Inc.	5,936,000	307,366
ProSiebenSat.1 Media AG	7,300,543	294,176
William Hill PLC[1]	46,533,436	268,355
SJM Holdings Ltd.	119,050,000	251,451
Six Flags Entertainment Corp.[1]	6,081,400	245,080
Li & Fung Ltd.	198,436,000	241,803
Greene King PLC[1]	17,465,299	224,073
Hasbro, Inc.	3,754,984	216,024
HUGO BOSS AG	1,595,352	211,617
McDonald’s Corp.	2,000,000	187,460
Target Corp.	3,000,000	185,460
SES SA, Class A (FDR)	3,653,200	126,124
Ladbrokes PLC[1]	59,622,507	112,642
RTL Group SA, non-registered shares	1,173,265	109,477
Home Depot, Inc.	1,065,000	103,859
Leggett & Platt, Inc.	2,470,000	97,269
Stella International Holdings Ltd.	33,655,000	96,558
Las Vegas Sands Corp.	1,455,000	90,588
Industria de Diseño Textil, SA	2,690,000	75,560
Marston’s PLC[1]	31,083,908	74,985
Kingfisher PLC	14,426,912	69,813
Marks and Spencer Group PLC	10,195,000	66,328
H & M Hennes & Mauritz AB, Class B	1,523,000	60,576
Matas A/S	1,398,000	30,716
John Wiley & Sons, Inc., Class A	502,100	29,318
Capital Income Builder — Page 4 of 30

Common stocks Consumer discretionary (continued)	Shares	Value (000)
mobilezone holding ag, non-registered shares[1,2]	2,325,000	$24,769
Ekornes ASA[1]	1,990,851	21,252
Fielmann AG	265,442	17,307
Darty PLC	7,266,600	8,835
Revel AC, Inc.[2,3,4]	41,667	—
		4,381,109
Information technology 4.00%
Texas Instruments Inc.	18,710,500	929,164
Cisco Systems, Inc.	21,175,000	518,152
Microsoft Corp.	8,167,200	383,450
Quanta Computer Inc.	143,465,190	360,355
Apple Inc.	2,821,000	304,668
Delta Electronics, Inc.	46,823,396	280,172
Maxim Integrated Products, Inc.	8,512,700	249,763
Seagate Technology	3,928,160	246,806
VTech Holdings Ltd.[1]	14,957,100	187,274
STMicroelectronics NV	27,703,000	184,655
Moneysupermarket.com Group PLC[1]	42,428,401	135,745
Playtech PLC	6,439,139	72,723
Atea ASA	1,725,000	18,861
		3,871,788
Materials 2.42%
Rio Tinto PLC	9,411,000	447,353
Amcor Ltd.	42,594,747	439,305
Dow Chemical Co.	8,654,000	427,508
RPM International, Inc.	6,000,000	271,800
BASF SE	1,867,700	164,397
E.I. du Pont de Nemours and Co.	2,000,000	138,300
LyondellBasell Industries NV	1,000,000	91,630
Air Products and Chemicals, Inc.	600,000	80,796
CRH PLC	3,000,000	66,429
Koninklijke DSM NV	976,800	61,161
Nucor Corp.	1,000,000	54,060
Akzo Nobel NV	600,000	39,858
MeadWestvaco Corp.	807,000	35,645
Israel Chemicals Ltd.[4]	3,070,000	20,650
		2,338,892
Miscellaneous 4.73%
Other common stocks in initial period of acquisition		4,574,103
Total common stocks (cost: $65,003,143,000)		78,431,436
Preferred securities 0.04% Utilities 0.02%
Southern Co. 5.625%	800,000	19,920
Financials 0.01%
HSBC Holdings PLC, Series 2, 8.00%	200,000	5,360
Citigroup Inc., Series K, depositary shares	168,000	4,496
		9,856
Capital Income Builder — Page 5 of 30

Preferred securities U.S. government agency securities 0.01%	Shares	Value (000)
CoBank, ACB, Class E, noncumulative[5]	13,000	$9,352
Miscellaneous 0.00%
Other preferred securities in initial period of acquisition		1,250
Total preferred securities (cost: $43,434,000)		40,378
Convertible stocks 0.23% Utilities 0.11%
Exelon Corp., convertible preferred, units	2,000,000	105,360
Financials 0.03%
Bank of America Corp., Series L, 7.25% convertible preferred	18,000	20,578
Fannie Mae 5.375% convertible preferred 2032[2]	240	3,120
		23,698
Miscellaneous 0.09%
Other convertible stocks in initial period of acquisition		90,630
Total convertible stocks (cost: $229,691,000)		219,688
Convertible bonds 0.14% Financials 0.03%	Principal amount (000)
Bank of Ireland 10.00% convertible notes 2016	€23,175	31,410
Miscellaneous 0.11%
Other convertible bonds in initial period of acquisition		108,445
Total convertible bonds (cost: $130,450,000)		139,855
Bonds, notes & other debt instruments 15.40% Corporate bonds & notes 6.25% Financials 1.48%
ACE Capital Trust II 9.70% 2030	$7,210	10,635
ACE INA Holdings Inc. 3.35% 2024	3,200	3,236
Alexandria Real Estate Equities, Inc. 2.75% 2020	2,705	2,701
Alexandria Real Estate Equities, Inc. 3.90% 2023	6,000	6,036
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,205	1,224
American Campus Communities, Inc. 3.75% 2023	8,615	8,565
American Campus Communities, Inc. 4.125% 2024	11,720	11,898
American Express Co. 6.15% 2017	9,080	10,238
American Express Credit Co. 1.55% 2017	3,300	3,312
American International Group, Inc. 2.30% 2019	4,275	4,303
American International Group, Inc. 3.375% 2020	5,000	5,199
American International Group, Inc. 4.50% 2044	11,000	11,217
AvalonBay Communities, Inc. 3.625% 2020	10,110	10,552
AXA SA, Series B, junior subordinated 6.379% (undated)[5,6]	7,000	7,582
AXA SA, junior subordinated 6.463% (undated)[5,6]	1,900	1,994
Bank of America Corp., Series L, 3.625% 2016	3,045	3,154
Capital Income Builder — Page 6 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Bank of America Corp. 3.75% 2016	$2,270	$2,371
Bank of America Corp. 5.75% 2017	5,000	5,570
Bank of America Corp. 5.65% 2018	1,940	2,168
Bank of America Corp. 5.875% 2021	5,000	5,784
Bank of America Corp. 3.30% 2023	2,805	2,783
Bank of America Corp. 4.00% 2024	13,405	13,861
Bank of America Corp. junior subordinated 6.50% noncumulative (undated)[6]	3,600	3,708
Bank of Ireland 10.24% (undated)	€57,905	77,079
Bank of New York Mellon Corp. 0.80% 2018[6]	$6,400	6,441
Bank of New York Mellon Corp. 2.10% 2019	15,000	15,010
Barclays Bank PLC 2.50% 2019	6,210	6,265
Barclays Bank PLC 5.14% 2020	15,525	16,903
Berkshire Hathaway Finance Corp. 4.30% 2043	2,000	2,031
Berkshire Hathaway Inc. 4.40% 2042	3,000	3,060
BNP Paribas 4.25% 2024	8,750	8,807
BPCE SA group 5.70% 2023[5]	3,000	3,231
BPCE SA group 4.50% 2025[5]	2,250	2,189
Brandywine Operating Partnership, LP 5.70% 2017	41	45
Brandywine Operating Partnership, LP 3.95% 2023	170	171
CIT Group Inc. 5.00% 2017	7,000	7,350
CIT Group Inc. 3.875% 2019	2,525	2,547
Citigroup Inc. 3.953% 2016	7,500	7,842
Citigroup Inc. 2.50% 2018	7,500	7,599
Citigroup Inc. 2.50% 2019	3,250	3,264
Citigroup Inc. 8.50% 2019	12,656	15,895
Citigroup Inc., Series N, junior subordinated 5.80% (undated)[6]	4,470	4,490
CME Group Inc. 5.30% 2043	4,000	4,758
CNA Financial Corp. 5.85% 2014	30,000	30,171
CNA Financial Corp. 7.35% 2019	6,000	7,285
CNA Financial Corp. 3.95% 2024	3,135	3,218
Corporate Office Properties LP 5.25% 2024	975	1,049
Corporate Office Properties Trust 3.60% 2023	3,115	3,004
Credit Suisse Group AG 3.00% 2021	8,500	8,426
Credit Suisse Group AG 3.625% 2024	8,000	8,036
Crescent Resources 10.25% 2017[5]	3,630	3,993
Crown Castle International Corp. 4.875% 2022	3,050	3,086
DCT Industrial Trust Inc. 4.50% 2023	9,590	9,875
Developers Diversified Realty Corp. 5.50% 2015	4,194	4,289
Developers Diversified Realty Corp. 9.625% 2016	15,520	17,294
Developers Diversified Realty Corp. 7.50% 2017	27,306	30,982
Developers Diversified Realty Corp. 7.875% 2020	16,870	20,969
Discover Financial Services 10.25% 2019	4,334	5,583
ERP Operating LP 5.75% 2017	6,000	6,675
ERP Operating LP 2.375% 2019	4,250	4,254
ERP Operating LP 4.50% 2044	7,000	7,050
Essex Portfolio L.P. 3.25% 2023	7,845	7,668
Essex Portfolio L.P. 3.875% 2024	9,035	9,186
Genworth Holdings, Inc. 4.90% 2023	1,565	1,632
Goldman Sachs Group, Inc. 2.55% 2019	38,345	38,126
Goldman Sachs Group, Inc. 5.75% 2022	7,500	8,645
Goldman Sachs Group, Inc. 3.625% 2023	2,500	2,511
Goldman Sachs Group, Inc. 3.85% 2024	23,290	23,547
Goldman Sachs Group, Inc. 4.00% 2024	10,000	10,226
Goldman Sachs Group, Inc., Series L, 5.70% 2049[6]	2,615	2,684
Capital Income Builder — Page 7 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Goodman Funding Pty Ltd. 6.375% 2020[5]	$4,000	$4,665
Goodman Funding Pty Ltd. 6.00% 2022[5]	37,395	42,502
HBOS PLC 6.75% 2018[5]	25,085	28,218
Hospitality Properties Trust 6.30% 2016	1,400	1,475
Hospitality Properties Trust 5.625% 2017	5,895	6,394
Hospitality Properties Trust 6.70% 2018	5,978	6,667
Hospitality Properties Trust 5.00% 2022	5,250	5,541
Hospitality Properties Trust 4.50% 2023	5,980	6,098
Hospitality Properties Trust 4.50% 2025	9,425	9,393
HSBC Bank PLC 0.874% 2018[5,6]	425	429
HSBC Holdings PLC 5.25% 2044	5,500	5,992
HSBC USA Inc. 1.11% 2018[6]	11,000	11,179
Intercontinentalexchange, Inc. 4.00% 2023	9,500	9,966
Intesa Sanpaolo SpA 5.017% 2024[5]	8,770	8,584
iStar Financial Inc. 3.875% 2016	3,575	3,638
iStar Financial Inc. 4.875% 2018	1,650	1,654
iStar Financial Inc. 5.00% 2019	8,400	8,400
JPMorgan Chase & Co. 2.20% 2019	29,120	28,804
JPMorgan Chase & Co. 6.30% 2019	5,000	5,806
JPMorgan Chase & Co. 4.625% 2021	5,000	5,486
JPMorgan Chase & Co. 3.20% 2023	5,000	4,964
JPMorgan Chase & Co. 3.625% 2024	25,255	25,590
JPMorgan Chase & Co. 3.875% 2024	2,500	2,493
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[6]	65,950	71,803
JPMorgan Chase & Co., Series-V, junior subordinated, perpetual, 5.00% (undated)[6]	18,805	18,593
Kimco Realty Corp. 4.30% 2018	12,000	12,926
Kimco Realty Corp. 6.875% 2019	1,320	1,574
Leucadia National Corp. 5.50% 2023	4,750	4,991
Liberty Mutual Group Inc. 6.70% 2016[5]	5,000	5,484
Lloyds Banking Group PLC 4.50% 2024	3,825	3,834
MetLife Global Funding I 2.30% 2019[5]	5,395	5,419
Metlife, Inc. 3.60% 2024	4,905	5,007
Morgan Stanley 3.80% 2016	5,000	5,199
Morgan Stanley 2.125% 2018	10,000	10,036
Morgan Stanley 2.375% 2019	23,645	23,521
Morgan Stanley 3.70% 2024	23,385	23,442
Morgan Stanley, Series F, 3.875% 2024	5,465	5,545
New York Life Global Funding 1.30% 2017[5]	2,500	2,491
New York Life Global Funding 2.10% 2019[5]	6,000	6,018
Nordea Bank AB 1.625% 2018[5]	2,500	2,487
Northern Trust Corp. 5.85% 2017[5]	10,150	11,425
Piedmont Operating Partnership LP 3.40% 2023	3,000	2,885
PNC Bank 3.30% 2024	1,750	1,746
PNC Financial Services Group, Inc. 3.90% 2024	8,250	8,373
PNC Preferred Funding Trust I, junior subordinated 1.884% (undated)[5,6]	8,600	8,385
Popular, Inc. 7.00% 2019	900	911
PRICOA Global Funding I 1.35% 2017[5]	4,000	3,998
Prologis, Inc. 2.75% 2019	6,000	6,102
Prologis, Inc. 3.35% 2021	7,000	7,086
Prologis, Inc. 4.25% 2023	10,000	10,436
Prudential Financial, Inc. 3.50% 2024	4,500	4,525
Prudential Financial, Inc. 4.60% 2044	7,250	7,421
QBE Insurance Group Ltd. 2.40% 2018[5]	15,035	15,053
Rabobank Nederland 4.625% 2023	5,000	5,263
Capital Income Builder — Page 8 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Realogy Corp. 4.50% 2019[5]	$1,500	$1,511
Realogy Corp. 9.00% 2020[5]	10,000	11,000
Realogy Corp., LOC, 4.40% 2016[6,7,8]	146	143
Regions Financial Corp. 7.75% 2014	4,228	4,232
Regions Financial Corp. 5.75% 2015	10,000	10,287
Regions Financial Corp. 2.00% 2018	15,000	14,892
Ryman Hospitality Properties, Inc. 5.00% 2021	3,975	3,975
Scentre Group 2.375% 2019[5]	13,330	13,287
Simon Property Group, LP 4.20% 2015	2,430	2,430
Simon Property Group, LP 6.125% 2018	5,665	6,501
Simon Property Group, LP 3.375% 2024	6,000	6,037
Synovus Financial Corp. 7.875% 2019	7,000	7,910
UDR, Inc., Series A, 5.25% 2015	8,975	9,056
UDR, Inc. 3.70% 2020	4,410	4,576
Unum Group 7.125% 2016	12,500	13,920
UnumProvident Finance Co. PLC 6.85% 2015[5]	961	1,016
US Bancorp. 0.724% 2018[6]	5,000	5,043
US Bancorp. 0.634% 2019[6]	3,750	3,757
US Bank NA 2.125% 2019	5,500	5,480
USAA Capital Corp 2.125% 2019[5]	5,500	5,504
WEA Finance LLC 1.75% 2017[5]	9,000	9,025
WEA Finance LLC 2.70% 2019[5]	18,165	18,304
WEA Finance LLC 3.75% 2024[5]	11,930	12,098
WEA Finance LLC 4.75% 2044[5]	600	619
Wells Fargo & Co. 3.30% 2024	36,700	36,637
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[6]	71,606	78,688
		1,434,377
Energy 0.84%
Alpha Natural Resources, Inc. 9.75% 2018	8,000	5,260
Alpha Natural Resources, Inc. 7.50% 2020[5]	775	622
Alpha Natural Resources, Inc. 6.25% 2021	4,000	1,860
American Energy (Marcellus), Term Loan B, 5.25% 2020[6,7,8]	1,500	1,464
American Energy (Marcellus), Term Loan A, 8.50% 2021[6,7,8]	3,275	3,152
American Energy (Permian Basin) 7.125% 2020[5]	4,425	3,913
American Energy (Permian Basin) 7.375% 2021[5]	1,700	1,496
American Energy (Woodford LLC), 9.00% 2022[5]	2,950	2,611
Anadarko Petroleum Corp. 6.375% 2017	8,250	9,310
Anadarko Petroleum Corp. 8.70% 2019	17,265	21,674
Anadarko Petroleum Corp. 6.20% 2040	1,580	1,901
Anadarko Petroleum Corp. 4.50% 2044	715	705
Arch Coal, Inc. 7.00% 2019	7,600	3,078
Arch Coal, Inc. 7.25% 2021	1,350	506
Arch Coal, Inc., Term Loan B1, 6.25% 2018[6,7,8]	2,326	2,066
Athlon Energy Inc. 6.00% 2022[5]	2,150	2,321
Boardwalk Pipeline Partners 3.375% 2023	5,000	4,662
Canadian Natural Resources Ltd. 3.80% 2024	1,975	1,991
Cenovus Energy Inc. 3.00% 2022	16,340	15,950
Cenovus Energy Inc. 3.80% 2023	6,120	6,212
CNOOC Finance (2013) Ltd. 3.00% 2023	73,700	70,013
CONSOL Energy Inc. 8.25% 2020	3,800	4,023
CONSOL Energy Inc. 5.875% 2022[5]	3,375	3,438
Denbury Resources Inc. 4.625% 2023	1,500	1,387
Diamond Offshore Drilling, Inc. 4.875% 2043	19,450	17,554
Capital Income Builder — Page 9 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Ecopetrol SA 5.875% 2045	$460	$475
Enbridge Energy Partners, LP, Series B, 6.50% 2018	23,200	26,605
Enbridge Energy Partners, LP 9.875% 2019	5,000	6,474
Enbridge Energy Partners, LP 5.20% 2020	2,400	2,677
Enbridge Energy Partners, LP 5.50% 2040	3,500	3,733
Enbridge Inc. 4.90% 2015	4,950	5,020
Enbridge Inc. 5.60% 2017	6,940	7,619
Enbridge Inc. 4.00% 2023	22,700	23,543
Enbridge Inc. 4.50% 2044	5,750	5,671
EnLink Midstream Partners, LP 2.70% 2019	2,335	2,359
EnLink Midstream Partners, LP 4.40% 2024	1,800	1,897
Enterprise Products Operating LLC 2.55% 2019	2,095	2,097
Enterprise Products Operating LLC 3.90% 2024	14,840	15,296
Enterprise Products Operating LLC 3.75% 2025	6,495	6,528
Enterprise Products Operating LLC 4.85% 2044	4,830	4,994
Enterprise Products Operating LLC 5.10% 2045	2,685	2,854
Exxon Mobil Corp. 0.384% 2019[6]	10,000	10,024
Exxon Mobil Corp. 1.819% 2019	6,390	6,420
Exxon Mobil Corp. 3.176% 2024	3,500	3,625
Gazprom OJSC 8.146% 2018	21,850	24,246
Gazprom OJSC 4.95% 2022[5]	13,690	13,108
Gazprom OJSC, Series 9, 6.51% 2022	39,990	41,940
Husky Energy Inc. 6.20% 2017	5,600	6,273
Husky Energy Inc. 7.25% 2019	4,500	5,451
Jupiter Resources Inc. 8.50% 2022[5]	4,500	3,994
Kinder Morgan Energy Partners, LP 5.125% 2014	22,210	22,237
Kinder Morgan Energy Partners, LP 6.00% 2017	375	411
Kinder Morgan Energy Partners, LP 2.65% 2019	2,670	2,674
Kinder Morgan Energy Partners, LP 3.95% 2022	2,500	2,497
Kinder Morgan Energy Partners, LP 3.50% 2023	8,550	8,213
Kinder Morgan Energy Partners, LP 4.15% 2024	7,800	7,734
Kinder Morgan Energy Partners, LP 4.25% 2024	14,410	14,369
Kinder Morgan Energy Partners, LP 5.40% 2044	14,505	14,260
Kinder Morgan Energy Partners, LP 5.50% 2044	8,200	8,240
NGL Energy Partners LP 5.125% 2019[5]	1,325	1,335
NGPL PipeCo LLC 7.119% 2017[5]	10,225	10,302
NGPL PipeCo LLC 9.625% 2019[5]	6,425	6,875
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[6,7,8]	498	498
Oasis Petroleum Inc. 6.875% 2022	1,275	1,332
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[5,7]	5,670	5,953
PDC Energy Inc. 7.75% 2022	9,150	9,655
Peabody Energy Corp. 6.00% 2018	8,200	7,974
Peabody Energy Corp. 6.25% 2021	4,025	3,826
Pemex Project Funding Master Trust 5.75% 2018	2,750	3,046
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	17,775
Petrobras Global Finance Co. 4.375% 2023	670	640
Petrobras Global Finance Co. 6.25% 2024	1,175	1,248
Petrobras Global Finance Co. 5.625% 2043	720	661
Petrobras International Finance Co. 3.50% 2017	3,650	3,717
Petrobras International Finance Co. 5.375% 2021	13,700	14,095
Petróleos Mexicanos 5.50% 2021	3,475	3,859
Petróleos Mexicanos 5.50% 2044[5]	3,175	3,326
Phillips 66 2.95% 2017	4,000	4,156
Phillips 66 4.30% 2022	11,525	12,370
Capital Income Builder — Page 10 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[5,7]	$11,984	$12,338
QGOG Constellation SA 6.25% 2019[5]	500	494
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5,7]	8,930	9,689
Ras Laffan Liquefied Natural Gas II 5.298% 2020[7]	2,323	2,520
Ras Laffan Liquefied Natural Gas III 6.75% 2019[5]	500	596
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	1,500	1,601
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	4,050	4,212
Reliance Holdings Ltd. 6.25% 2040	5,280	5,906
Reliance Holdings Ltd. 6.25% 2040[5]	3,875	4,334
Rice Energy Inc. 6.25% 2022[5]	4,175	4,058
RSP Permian Inc 6.625% 2022[5]	825	824
Sabine Pass Liquefaction, LLC 5.625% 2021	5,500	5,789
Sabine Pass Liquefaction, LLC 5.625% 2023	1,000	1,040
Sabine Pass Liquefaction, LLC 5.75% 2024[5]	1,300	1,350
Samson Investment Co. 9.75% 2020	9,575	6,990
Samson Investment Co., Term Loan B, 5.00% 2018[6,7,8]	150	139
Schlumberger Investment SA 3.65% 2023	10,910	11,434
Shell International Finance BV 3.10% 2015	10,000	10,184
Spectra Energy Partners, LP 2.95% 2018	4,040	4,178
Tesoro Logistics LP 5.50% 2019[5]	575	592
Tesoro Logistics LP 6.25% 2022[5]	6,400	6,640
TransCanada PipeLines Ltd. 6.50% 2018	10,000	11,624
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[6]	12,930	13,092
Transocean Inc. 5.05% 2016	5,450	5,723
Transocean Inc. 2.50% 2017	19,665	19,418
Transocean Inc. 3.80% 2022	8,750	7,889
Transportadora de Gas Peru SA 4.25% 2028[5,7]	2,850	2,750
Western Gas Partners LP 2.60% 2018	1,375	1,395
Williams Companies, Inc. 4.55% 2024	2,170	2,129
Williams Partners LP 3.80% 2015	17,500	17,646
Williams Partners LP 4.125% 2020	5,000	5,265
Williams Partners LP 4.50% 2023	3,350	3,525
Williams Partners LP 4.30% 2024	6,030	6,250
Williams Partners LP 5.40% 2044	2,250	2,361
Williams Partners LP 4.90% 2045	3,730	3,669
		811,014
Telecommunication services 0.79%
Altice Finco SA 6.50% 2022[5]	2,000	2,060
Altice Finco SA, First Lien, 7.75% 2022[5]	26,075	27,379
Altice Finco SA 8.125% 2024[5]	750	789
América Móvil, SAB de CV 6.45% 2022	MXN45,000	3,309
América Móvil, SAB de CV 8.46% 2036	147,200	10,811
AT&T Inc. 0.90% 2016	$10,000	10,019
AT&T Inc. 4.80% 2044	5,200	5,270
Deutsche Telekom International Finance BV 6.75% 2018	15,000	17,574
Frontier Communications Corp. 8.50% 2020	3,000	3,473
Frontier Communications Corp. 6.25% 2021	2,625	2,719
Frontier Communications Corp. 9.25% 2021	5,575	6,669
Frontier Communications Corp. 7.125% 2023	1,650	1,766
Intelsat Jackson Holding Co. 7.25% 2020	625	669
Intelsat Jackson Holding Co. 6.625% 2022	8,175	8,645
MetroPCS Wireless, Inc. 6.25% 2021	7,250	7,594
MetroPCS Wireless, Inc. 6.625% 2023	7,200	7,632
Capital Income Builder — Page 11 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
MTS International Funding Ltd. 8.625% 2020[5]	$46,520	$50,842
MTS International Funding Ltd. 8.625% 2020	36,673	40,080
NII Capital Corp. 10.00% 2016[9]	50	16
NII Capital Corp. 7.875% 2019[5,9]	2,275	1,479
NII Capital Corp. 8.875% 2019[9]	1,950	634
NII Capital Corp. 11.375% 2019[5,9]	3,425	2,243
NII Capital Corp. 7.625% 2021[9]	8,425	1,727
Numerical Group SA, First Lien, 4.875% 2019[5]	1,075	1,076
Numerical Group SA, First Lien, 6.00% 2022[5]	7,325	7,499
Numerical Group SA, First Lien, 6.25% 2024[5]	4,650	4,789
Orange SA 5.50% 2044	3,850	4,280
Sprint Capital Corp. 6.90% 2019	17,200	18,318
Sprint Corp. 7.25% 2021[5]	1,950	2,067
Sprint Corp. 7.875% 2023[5]	50,000	54,250
Sprint Corp. 7.125% 2024[5]	3,000	3,094
Sprint Nextel Corp. 8.375% 2017	12,575	14,241
Sprint Nextel Corp. 9.125% 2017	112,350	127,236
Sprint Nextel Corp. 7.00% 2020	6,500	6,922
Sprint Nextel Corp. 11.50% 2021	138,575	178,762
T-Mobile US, Inc. 6.542% 2020	6,000	6,352
T-Mobile US, Inc. 6.731% 2022	3,000	3,184
Verizon Communications Inc. 0.632% 2017[6]	14,000	14,013
Verizon Communications Inc. 1.35% 2017	2,125	2,122
Verizon Communications Inc. 2.625% 2020[5]	705	702
Verizon Communications Inc. 3.50% 2024	17,331	17,086
Verizon Communications Inc. 4.15% 2024	10,000	10,405
Verizon Communications Inc. 4.40% 2034	20,426	20,012
Verizon Communications Inc. 5.05% 2034	11,547	12,245
Verizon Communications Inc. 4.862% 2046[5]	23,634	24,161
Vodafone Group PLC 5.625% 2017	10,450	11,438
Wind Acquisition SA 4.75% 2020[5]	3,300	3,234
Wind Acquisition SA 7.375% 2021[5]	6,350	6,223
		767,110
Health care 0.66%
AbbVie Inc. 2.90% 2022	7,965	7,781
AbbVie Inc. 4.40% 2042	9,115	9,078
Aetna Inc. 1.50% 2017	2,640	2,638
Aetna Inc. 2.20% 2019	1,995	1,994
Aetna Inc. 4.75% 2044	2,000	2,122
Amgen Inc. 2.20% 2019	3,425	3,401
Baxter International Inc. 1.85% 2018	5,810	5,813
Bayer AG 2.375% 2019[5]	9,095	9,121
Bayer AG 3.00% 2021[5]	6,240	6,291
Bayer AG 3.375% 2024[5]	16,550	16,626
Biogen Idec Inc. 6.875% 2018	1,000	1,162
Boston Scientific Corp. 6.00% 2020	8,075	9,272
Cardinal Health, Inc. 4.00% 2015	1,410	1,438
Cardinal Health, Inc. 5.80% 2016	5,000	5,452
Cardinal Health, Inc. 1.90% 2017	4,500	4,563
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[6,7,8]	212	211
Celgene Corp 3.625% 2024	24,440	24,738
Celgene Corp 4.625% 2044	16,600	17,001
Centene Corp. 5.75% 2017	3,175	3,358
Capital Income Builder — Page 12 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Centene Corp. 4.75% 2022	$680	$689
ConvaTec Finance International SA 8.25% 2019[5,6,10]	3,525	3,603
DJO Finance LLC 9.75% 2017	1,600	1,632
DJO Finance LLC 7.75% 2018	495	502
DJO Finance LLC 8.75% 2018	2,205	2,337
DJO Finance LLC 9.875% 2018	7,835	8,286
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[5]	3,975	4,005
Express Scripts Inc. 2.75% 2014	2,000	2,002
Express Scripts Inc. 2.10% 2015	4,000	4,016
Express Scripts Inc. 3.125% 2016	706	731
Express Scripts Inc. 2.65% 2017	6,090	6,269
Express Scripts Inc. 2.25% 2019	9,000	8,957
Forest Laboratories, Inc. 5.00% 2021[5]	1,290	1,384
Gilead Sciences, Inc. 2.40% 2014	9,015	9,028
Gilead Sciences, Inc. 3.05% 2016	18,215	18,978
Gilead Sciences, Inc. 3.70% 2024	6,810	7,013
Gilead Sciences, Inc. 4.80% 2044	15,475	16,950
GlaxoSmithKline Capital Inc. 5.65% 2018	2,500	2,835
Grifols Worldwide Operations Ltd. 5.25% 2022[5]	950	976
HCA Inc. 3.75% 2019	1,915	1,925
HCA Inc. 6.50% 2020	3,000	3,360
HCA Inc. 5.00% 2024	4,800	4,962
Humana Inc. 2.625% 2019	1,865	1,872
Humana Inc. 3.85% 2024	6,800	6,876
Humana Inc. 4.95% 2044	1,700	1,755
inVentiv Health Inc, Term Loan B4, 7.75% 2018[6,7,8]	2,940	2,923
inVentiv Health Inc. 9.00% 2018[5]	3,500	3,649
inVentiv Health Inc. 11.00% 2018[5]	2,093	1,496
inVentiv Health Inc. 11.00% 2018[5]	1,256	898
inVentiv Health Inc. 12.00% 2018[5,6,10]	4,811	4,354
Kaiser Foundation Hospitals 3.50% 2022	2,750	2,809
Kindred Healthcare Inc., Term Loan B, 4.00% 2021[6,7,8]	1,960	1,943
Kinetic Concepts, Inc. 10.50% 2018	7,085	7,829
Kinetic Concepts, Inc. 12.50% 2019	2,280	2,525
McKesson Corp. 0.95% 2015	2,730	2,737
McKesson Corp. 3.25% 2016	1,600	1,647
McKesson Corp. 1.292% 2017	12,400	12,395
McKesson Corp. 1.40% 2018	1,485	1,461
McKesson Corp. 2.284% 2019	5,810	5,790
McKesson Corp. 3.796% 2024	2,640	2,688
McKesson Corp. 4.883% 2044	8,500	9,087
Medtronic, Inc. 4.625% 2044	1,900	1,980
Merck & Co., Inc. 0.591% 2018[6]	30,000	30,142
Multiplan Inc., Term Loan B, 4.00% 2021[6,7,8]	4,363	4,307
Novartis Capital Corp. 3.40% 2024	14,540	14,957
Novartis Capital Corp. 4.40% 2044	1,250	1,346
Novartis Securities Investment Ltd. 5.125% 2019	15,000	16,950
Ortho-Clinical Diagnostics Inc. 6.625% 2022[5]	5,835	5,463
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[6,7,8]	2,699	2,671
Patheon Inc. 7.50% 2022[5]	235	240
Patheon Inc., Term Loan B, 4.25% 2021[6,7,8]	1,721	1,676
Pfizer Inc. 0.531% 2018[6]	5,000	5,015
Pfizer Inc. 3.40% 2024	1,815	1,843
Pfizer Inc. 4.40% 2044	11,250	11,570
Capital Income Builder — Page 13 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
PRA Holdings, Inc. 9.50% 2023[5]	$1,170	$1,281
Roche Holdings, Inc. 0.576% 2019[5,6]	11,000	11,008
Roche Holdings, Inc. 2.25% 2019[5]	19,750	19,814
Roche Holdings, Inc. 6.00% 2019[5]	8,670	10,023
Roche Holdings, Inc. 2.875% 2021[5]	14,750	14,918
Roche Holdings, Inc. 3.35% 2024[5]	13,360	13,648
Roche Holdings, Inc. 7.00% 2039[5]	6,500	9,495
Schering-Plough Corp. 6.00% 2017	42,500	48,171
Select Medical Holdings Corp. 6.375% 2021	6,005	6,170
Tenet Healthcare Corp., First Lien, 6.25% 2018	4,000	4,360
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,615	1,740
Tenet Healthcare Corp. 8.125% 2022	2,545	2,924
Thermo Fisher Scientific Inc. 1.30% 2017	945	944
Thermo Fisher Scientific Inc. 2.40% 2019	3,005	3,025
Thermo Fisher Scientific Inc. 4.15% 2024	14,000	14,678
UnitedHealth Group Inc. 6.00% 2017	2,050	2,297
UnitedHealth Group Inc. 3.875% 2020	2,900	3,123
UnitedHealth Group Inc. 2.75% 2023	2,210	2,157
UnitedHealth Group Inc. 2.875% 2023	10,500	10,350
VPI Escrow Corp. 6.75% 2018[5]	3,000	3,199
VPI Escrow Corp. 6.375% 2020[5]	5,065	5,217
VPI Escrow Corp. 7.50% 2021[5]	2,015	2,164
VWR Funding, Inc. 7.25% 2017	5,000	5,269
WellPoint, Inc. 2.30% 2018	2,740	2,765
WellPoint, Inc. 2.25% 2019	17,000	16,852
WellPoint, Inc. 3.50% 2024	8,500	8,451
		639,437
Consumer discretionary 0.63%
21st Century Fox America, Inc. 3.70% 2024[5]	1,985	2,020
21st Century Fox America, Inc. 4.75% 2044[5]	1,750	1,816
Academy Sports 9.25% 2019[5]	10,000	10,700
Bed Bath & Beyond Inc. 5.165% 2044	8,750	8,762
Boyd Gaming Corp. 9.00% 2020	14,000	15,172
Burger King Corp. 6.00% 2022[5]	4,150	4,228
Carnival Corp. 3.95% 2020	14,105	14,780
CBS Corp. 1.95% 2017	8,000	8,115
CBS Corp. 2.30% 2019	21,500	21,242
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	4,000	4,180
CEC Entertainment, Inc. 8.00% 2022[5]	1,100	1,062
Cedar Fair, LP 5.375% 2024[5]	475	476
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	8,925	9,349
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	2,025	2,043
Cinemark USA, Inc. 5.125% 2022	2,300	2,323
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,025	1,095
Comcast Corp. 5.85% 2015	10,000	10,551
Comcast Corp. 6.30% 2017	7,000	8,000
Comcast Corp. 4.20% 2034	3,500	3,544
Comcast Corp. 4.75% 2044	16,050	17,315
Cumulus Media Holdings Inc. 7.75% 2019	3,955	4,108
Cumulus Media Inc., Term Loan B, 4.25% 2020[6,7,8]	2,099	2,072
Daimler Finance NA LLC 3.00% 2016[5]	2,500	2,574
DaimlerChrysler North America Holding Corp. 1.375% 2017[5]	8,990	8,977
DaimlerChrysler North America Holding Corp. 1.10% 2018[5,6]	1,500	1,527
Capital Income Builder — Page 14 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Delta 2 (Formula One), Term Loan B, 4.75% 2021[6,7,8]	$1,075	$1,067
Delta 2 (Formula One), Term Loan B, 7.75% 2022[6,7,8]	2,225	2,224
DISH DBS Corp. 4.625% 2017	6,525	6,819
Dollar General Corp. 4.125% 2017	17,500	18,232
Dollar General Corp. 3.25% 2023	11,645	10,471
EchoStar DBS Corp. 7.125% 2016	3,000	3,199
Federated Department Stores, Inc. 6.90% 2029	3,177	4,037
Fiat SpA 8.25% 2021	2,875	3,227
Ford Motor Co. 4.75% 2043	750	768
Ford Motor Credit Co. 8.00% 2016	2,000	2,269
Ford Motor Credit Co. 1.684% 2017	11,000	10,956
Ford Motor Credit Co. 4.25% 2017	5,000	5,296
Ford Motor Credit Co. 2.375% 2018	2,500	2,526
Ford Motor Credit Co. 2.597% 2019	15,310	15,266
Ford Motor Credit Co. 3.664% 2024	1,000	996
Gannett Co., Inc. 5.125% 2019	4,635	4,844
Gannett Co., Inc. 4.875% 2021[5]	650	657
Gannett Co., Inc. 6.375% 2023	475	513
General Motors Financial Co. 3.00% 2017	3,050	3,115
General Motors Financial Co. 6.75% 2018	1,500	1,708
General Motors Financial Co. 4.375% 2021	13,250	13,897
General Motors Financial Co. 4.25% 2023	3,575	3,691
Hilton Hotels Corp. 5.625% 2021[5]	1,800	1,900
Home Depot, Inc. 2.00% 2019	10,000	9,994
Home Depot, Inc. 4.40% 2021	10,000	11,171
Home Depot, Inc. 4.40% 2045	11,700	12,310
Jaguar Land Rover PLC 4.25% 2019[5]	3,500	3,526
Li & Fung Ltd. 6.00% (undated)[6]	28,831	30,525
Limited Brands, Inc. 8.50% 2019	3,006	3,607
Limited Brands, Inc. 7.00% 2020	2,994	3,413
Marks and Spencer Group PLC 6.25% 2017[5]	6,729	7,501
Marriott International, Inc., Series I, 6.375% 2017	12,500	13,963
McClatchy Co. 9.00% 2022	2,000	2,270
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	1,000	1,021
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	5,875	6,227
Metaldyne Performance Group Inc 7.375% 2022[5]	1,890	1,994
MGM Resorts International 6.875% 2016	2,000	2,115
MGM Resorts International 7.50% 2016	2,075	2,236
MGM Resorts International 6.75% 2020	2,025	2,227
MGM Resorts International 7.75% 2022	2,700	3,118
Michaels Stores, Inc. 7.50% 2018[5,6,10]	1,757	1,792
Michaels Stores, Inc. 5.875% 2020[5]	725	736
NBC Universal Enterprise, Inc. 0.916% 2018[5,6]	13,105	13,240
NBC Universal Enterprise, Inc. 5.25% (undated)[5]	9,635	10,085
Needle Merger Sub Corp. 8.125% 2019[5]	5,000	4,825
Neiman Marcus Group LTD Inc. 8.00% 2021[5]	3,900	4,180
Neiman Marcus Group LTD Inc. 8.75% 2021[5,6,10]	3,955	4,252
Neiman Marcus, Term Loan B, 4.25% 2020[6,7,8]	8,388	8,269
PETCO Animal Supplies, Inc. 9.25% 2018[5]	5,000	5,225
Pinnacle Entertainment, Inc. 6.375% 2021	2,050	2,204
Playa Resorts Holding BV 8.00% 2020[5]	1,600	1,672
Schaeffler Holding Finance BV 6.875% 2018[6,10]	€1,600	2,110
Schaeffler Holding Finance BV 7.625% 2018[5,6,10]	$1,275	1,342
Stackpole Intl. 7.75% 2021[5]	4,385	4,478
Capital Income Builder — Page 15 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Station Casinos LLC 7.50% 2021	$325	$341
Target Corp. 6.00% 2018	24,000	27,268
Thomson Reuters Corp. 1.30% 2017	6,705	6,707
Thomson Reuters Corp. 1.65% 2017	2,880	2,892
Thomson Reuters Corp. 4.30% 2023	2,085	2,215
Thomson Reuters Corp. 5.65% 2043	8,875	9,804
Time Inc. 5.75% 2022[5]	2,075	2,034
Time Inc., Term Loan B, 4.25% 2021[6,7,8]	424	422
Time Warner Cable Inc. 5.00% 2020	10,000	11,205
Time Warner Inc. 5.875% 2016	18,600	20,366
Time Warner Inc. 2.10% 2019	1,240	1,223
Time Warner Inc. 4.05% 2023	31,840	33,144
Time Warner Inc. 3.55% 2024	2,000	1,993
Time Warner Inc. 4.65% 2044	1,000	1,004
Univision Communications Inc., Term Loan D, 4.00% 2020[6,7,8]	3,732	3,700
Viacom Inc. 5.85% 2043	2,500	2,842
Viacom Inc. 5.25% 2044	5,225	5,510
Volkswagen Group of America Finance, LLC 1.25% 2017[5]	11,000	10,970
Warner Music Group 6.00% 2021[5]	775	798
Warner Music Group 5.625% 2022[5]	475	479
Warner Music Group 6.75% 2022[5]	4,325	4,282
		614,536
Utilities 0.53%
AES Corp. 7.375% 2021	5,000	5,730
American Electric Power Co. 1.65% 2017	6,500	6,520
Calpine Corp. 5.375% 2023	3,300	3,337
Calpine Corp. 7.875% 2023[5]	500	556
Cleveland Electric Illuminating Co. 8.875% 2018	21,700	27,196
CMS Energy Corp. 8.75% 2019	10,293	13,076
CMS Energy Corp. 6.25% 2020	22,311	26,315
CMS Energy Corp. 5.05% 2022	5,460	6,125
CMS Energy Corp. 3.875% 2024	25,163	26,048
CMS Energy Corp. 4.70% 2043	5,590	5,745
CMS Energy Corp. 4.875% 2044	10,035	10,754
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	1,500	1,635
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	5,000	5,847
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	1,463	1,766
Duke Energy Corp. 0.613% 2017[6]	5,000	5,020
Duke Energy Corp. 3.95% 2023	17,500	18,471
Duke Energy Corp. 3.75% 2024	11,040	11,476
Dynegy Finance Inc. 6.75% 2019[5]	520	539
Dynegy Finance Inc. 7.375% 2022[5]	790	836
Dynegy Finance Inc. 7.625% 2024[5]	3,590	3,810
Entergy Corp. 4.70% 2017	6,500	6,918
Entergy Louisiana, LLC 3.30% 2022	4,520	4,607
Entergy Louisiana, LLC 3.78% 2025	3,500	3,600
FirstEnergy Transmission LLC 5.45% 2044[5]	2,500	2,584
MidAmerican Energy Holdings Co. 3.75% 2023	10,678	11,076
MidAmerican Energy Holdings Co. 5.15% 2043	3,500	3,968
National Grid PLC 6.30% 2016	20,725	22,626
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	12,500	15,027
Niagara Mohawk Power Corp. 3.508% 2024[5]	3,965	4,058
Northern States Power Co., First Mortgage Bonds, 2.60% 2023	4,547	4,444
Capital Income Builder — Page 16 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
NV Energy, Inc 6.25% 2020	$47,794	$56,492
Ohio Power Co., Series G, 6.60% 2033	2,772	3,617
Ohio Power Co., Series H, 6.60% 2033	750	965
Pacific Gas and Electric Co. 3.25% 2023	17,236	17,274
Pacific Gas and Electric Co. 3.85% 2023	12,043	12,643
Pacific Gas and Electric Co. 3.40% 2024	2,500	2,519
Pacific Gas and Electric Co. 3.75% 2042	1,000	930
Pacific Gas and Electric Co. 4.75% 2044	2,500	2,693
PacifiCorp., First Mortgage Bonds, 5.25% 2035	2,047	2,412
Pennsylvania Electric Co. 6.05% 2017	3,000	3,353
PG&E Corp. 2.40% 2019	6,350	6,380
Progress Energy, Inc. 7.05% 2019	9,650	11,540
Progress Energy, Inc. 7.00% 2031	5,000	6,721
Progress Energy, Inc. 7.75% 2031	5,000	7,144
PSEG Power LLC 2.45% 2018	3,000	3,034
PSEG Power LLC 4.30% 2023	5,000	5,217
Public Service Co. of Colorado 5.80% 2018	4,850	5,525
Public Service Co. of Colorado 5.125% 2019	250	285
Public Service Co. of Colorado 3.20% 2020	559	586
Public Service Electric and Gas Co. 2.00% 2019	5,000	4,995
Puget Sound Energy, Inc., First Lien, 6.50% 2020	9,058	10,802
Puget Sound Energy, Inc., First Lien, 6.00% 2021	3,695	4,298
Puget Sound Energy, Inc., First Lien, 5.625% 2022	10,222	11,817
Puget Sound Energy Inc. 6.724% 2036	4,500	6,296
State Grid Overseas Investment Ltd. 1.75% 2018[5]	10,000	9,881
Tampa Electric Co. 5.40% 2021	1,987	2,313
Tampa Electric Co. 2.60% 2022	6,350	6,223
Tampa Electric Co. 4.35% 2044	2,800	2,941
Teco Finance, Inc. 6.75% 2015	400	412
Teco Finance, Inc. 5.15% 2020	13,853	15,548
Virginia Electric and Power Co. 3.45% 2024	1,995	2,052
Virginia Electric and Power Co. 4.45% 2044	2,000	2,122
Xcel Energy Inc. 4.70% 2020	10,508	11,744
Xcel Energy Inc. 6.50% 2036	10,000	13,291
		513,775
Consumer staples 0.46%
Altria Group, Inc. 9.70% 2018	12,328	15,904
Altria Group, Inc. 9.25% 2019	3,834	4,996
Altria Group, Inc. 4.75% 2021	1,500	1,654
Altria Group, Inc. 2.85% 2022	5,000	4,852
Altria Group, Inc. 2.95% 2023	3,800	3,677
Altria Group, Inc. 4.00% 2024	9,500	9,849
Altria Group, Inc. 4.25% 2042	2,000	1,880
Altria Group, Inc. 4.50% 2043	500	484
Altria Group, Inc. 5.375% 2044	4,600	5,074
Anheuser-Busch InBev NV 4.125% 2015	15,000	15,107
Anheuser-Busch InBev NV 1.375% 2017	1,000	1,002
Anheuser-Busch InBev NV 6.875% 2019	16,000	19,289
Anheuser-Busch InBev NV 5.375% 2020	2,500	2,842
C&S Group Enterprises LLC 5.375% 2022[5]	3,250	3,258
Coca-Cola Co. 1.50% 2015	4,000	4,045
Coca-Cola Co. 1.80% 2016	500	511
Coca-Cola Co. 3.30% 2021	2,000	2,102
Capital Income Builder — Page 17 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
ConAgra Foods, Inc. 1.90% 2018	$5,150	$5,129
ConAgra Foods, Inc. 3.20% 2023	4,062	3,944
Constellation Brands, Inc. 3.875% 2019	3,500	3,561
CVS Caremark Corp. 2.25% 2018	3,000	3,035
CVS Caremark Corp. 2.25% 2019	16,530	16,475
CVS Caremark Corp. 4.00% 2023	22,920	24,140
CVS Caremark Corp. 3.375% 2024	2,770	2,771
Del Monte Corp. 7.625% 2019	3,030	3,045
Delhaize Group 6.50% 2017	19,210	21,509
General Mills, Inc. 1.40% 2017	7,640	7,640
General Mills, Inc. 2.20% 2019	2,565	2,553
Imperial Tobacco Finance PLC 2.05% 2018[5]	5,000	4,999
Ingles Markets, Inc. 5.75% 2023	1,900	1,943
Kraft Foods Inc. 5.00% 2042	2,600	2,776
Kroger Co. 6.40% 2017	31,300	35,348
Kroger Co. 2.95% 2021	4,765	4,725
Kroger Co. 3.85% 2023	3,300	3,389
Kroger Co. 5.00% 2042	3,750	3,989
Mondelez International, Inc. 4.00% 2024	12,045	12,449
PepsiCo, Inc. 2.50% 2016	10,000	10,282
Pernod Ricard SA 2.95% 2017[5]	12,000	12,370
Pernod Ricard SA 4.45% 2022[5]	12,500	13,298
Philip Morris International Inc. 3.60% 2023	4,545	4,686
Philip Morris International Inc. 3.875% 2042	6,000	5,630
Philip Morris International Inc. 4.875% 2043	3,500	3,813
Post Holdings, Inc. 6.75% 2021[5]	500	501
Post Holdings, Inc. 7.375% 2022	1,250	1,281
Procter & Gamble Co. 0.503% 2019[6]	11,000	11,035
Reynolds American Inc. 6.15% 2043	1,985	2,323
SABMiller Holdings Inc. 2.45% 2017[5]	14,815	15,150
SABMiller Holdings Inc. 2.20% 2018[5]	3,700	3,698
Smithfield Foods, Inc. 5.25% 2018[5]	800	826
Stater Bros. Holdings Inc., Term Loan B, 4.75% 2021[6,7,8]	997	991
Tesco PLC 5.50% 2017[5]	1,558	1,677
Tyson Foods, Inc. 2.65% 2019	4,500	4,548
Tyson Foods, Inc. 3.95% 2024	14,800	15,118
Tyson Foods, Inc. 5.15% 2044	1,320	1,415
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 2015[7]	1,428	1,445
Wal-Mart Stores, Inc. 5.80% 2018	11,095	12,610
Wal-Mart Stores, Inc. 3.30% 2024	5,960	6,098
Wal-Mart Stores, Inc. 4.00% 2043	97	97
Wal-Mart Stores, Inc. 4.75% 2043	6,403	7,149
Wal-Mart Stores, Inc. 4.30% 2044	3,000	3,140
WM. Wrigley Jr. Co 2.40% 2018[5]	4,075	4,120
WM. Wrigley Jr. Co 3.375% 2020[5]	29,685	30,364
WM. Wrigley Jr. Co. 2.90% 2019[5]	7,500	7,636
		441,247
Capital Income Builder — Page 18 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials 0.42%	Principal amount (000)	Value (000)
AAF Holdings LLC 12.75% 2019[5,6,7,10]	$2,225	$2,184
ADS Waste Escrow 8.25% 2020	1,275	1,342
AECOM Technology Corp. 5.75% 2022[5]	1,100	1,155
AerCap Holdings NV 2.75% 2017[5]	2,500	2,472
Allegiant Travel Co. 5.50% 2019	1,125	1,156
Altegrity, Inc. 9.50% 2019[5]	7,250	7,014
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[7]	472	507
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	7,125	6,991
Atlas Copco AB 5.60% 2017[5]	17,290	19,083
BakerCorp International, Inc. 8.25% 2019	6,500	6,386
BE Aerospace, Inc. 5.25% 2022	10,340	11,555
BNSF Funding Trust I 6.613% 2055[6]	6,700	7,492
Brunswick Rail Finance Ltd. 6.50% 2017	1,300	1,170
Builders Firstsource 7.625% 2021[5]	2,075	2,163
Burlington Northern Santa Fe LLC 3.40% 2024	1,430	1,436
Burlington Northern Santa Fe LLC 3.75% 2024	1,760	1,818
Burlington Northern Santa Fe LLC 4.55% 2044	3,595	3,668
Burlington Northern Santa Fe LLC 4.90% 2044	2,740	2,961
Canadian National Railway Co. 5.55% 2018	25,000	28,288
CEVA Group PLC 4.00% 2018[5]	1,250	1,163
CEVA Group PLC 7.00% 2021[5]	1,850	1,808
CEVA Group PLC 9.00% 2021[5]	775	746
CEVA Group PLC, LOC, 6.50% 2021[6,7,8]	515	492
CEVA Group PLC, Term Loan B, 6.50% 2021[6,7,8]	745	711
CEVA Group PLC, Term Loan, 6.50% 2021[6,7,8]	540	516
CEVA Group PLC, Term Loan, 6.50% 2021[6,7,8]	93	89
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[7]	3,273	3,450
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	2,939	3,092
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[7]	7,106	7,710
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[7]	9,683	10,869
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[7]	10,014	11,341
CSX Corp. 3.40% 2024	9,210	9,273
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[6,7,8]	1,864	1,865
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 2018[6,7,8]	783	783
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[7]	1,244	1,429
Esterline Technologies Corp. 7.00% 2020	10,350	10,919
European Aeronautic Defence and Space Company 2.70% 2023[5]	24,000	23,483
Far East Capital Limited SA 8.75% 2020[5]	685	360
Gardner Denver, Inc. Term Loan B, 4.25% 2020[6,7,8]	8,918	8,798
Gates Global LLC 6.00% 2022[5]	3,950	3,851
Gates Global LLC, Term Loan B, 4.25% 2021[6,7,8]	2,650	2,624
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[6]	30,000	32,964
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[6]	60,000	70,125
General Electric Co. 4.50% 2044	4,000	4,282
General Electric Corp. 5.25% 2017	12,500	13,913
LMI Aerospace Inc. 7.375% 2019[5]	2,550	2,563
Milacron LLC 7.75% 2021[5]	900	941
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[5]	750	782
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[5]	5,925	6,043
Nortek Inc. 10.00% 2018	5,000	5,287
Nortek Inc. 8.50% 2021	2,650	2,862
Ply Gem Industries, Inc. 6.50% 2022	1,850	1,827
Ply Gem Industries, Inc. 6.50% 2022[5]	975	963
Ply Gem Industries, Inc., Term Loan B1, 4.00% 2021[6,7,7,8]	1,990	1,965
Capital Income Builder — Page 19 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
R.R. Donnelley & Sons Co. 7.875% 2021[1]	$1,475	$1,667
R.R. Donnelley & Sons Co. 6.50% 2023[1]	2,075	2,158
Republic Services, Inc. 3.80% 2018	2,500	2,660
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[5]	4,225	4,415
TransDigm Inc. 5.50% 2020	8,000	8,040
United Rentals, Inc. 6.125% 2023	4,000	4,320
United Technologies Corp. 4.50% 2042	6,000	6,430
Volvo Treasury AB 5.95% 2015[5]	11,950	12,206
Waste Management, Inc. 2.60% 2016	4,445	4,580
Watco Companies 6.375% 2023[5]	1,735	1,770
		406,976
Materials 0.23%
Arbermarle Corp. 5.10% 2015	3,500	3,537
ArcelorMittal 5.00% 2017[6]	24,950	26,135
ArcelorMittal 10.35% 2019[6]	750	929
ArcelorMittal 6.00% 2021[6]	1,000	1,076
ArcelorMittal 6.75% 2022[6]	20,500	22,860
Ball Corp. 5.00% 2022	1,175	1,237
BHP Billiton Finance (USA) Ltd. 2.05% 2018	13,220	13,362
Dow Chemical Co. 5.70% 2018	402	449
Dow Chemical Co. 4.125% 2021	2,500	2,651
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,635
E.I. du Pont de Nemours and Co. 2.80% 2023	10,000	9,800
Ecolab Inc. 2.375% 2014	750	751
Ecolab Inc. 3.00% 2016	8,725	9,062
Ecolab Inc. 4.35% 2021	1,500	1,642
First Quantum Minerals Ltd. 6.75% 2020[5]	7,898	7,681
First Quantum Minerals Ltd. 7.00% 2021[5]	8,398	8,283
FMG Resources 6.00% 2017[5]	1,000	1,023
FMG Resources 6.875% 2018[5,7]	2,222	2,283
FMG Resources 8.25% 2019[5]	7,275	7,575
Georgia Gulf Corp. 4.875% 2023	3,500	3,408
Glencore Xstrata LLC 4.125% 2023[5]	4,000	3,990
Glencore Xstrata LLC 4.625% 2024[5]	5,000	5,070
JMC Steel Group Inc. 8.25% 2018[5]	9,075	9,245
LSB Industries, Inc. 7.75% 2019	2,100	2,252
Monsanto Co. 2.75% 2021	515	511
Monsanto Co. 4.20% 2034	5,525	5,698
Monsanto Co. 4.40% 2044	300	304
Mosaic Co. 4.25% 2023	1,700	1,786
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	426
PQ Corp. 8.75% 2018[5]	2,031	2,160
Rayonier Advanced Materials Inc. 5.50% 2024[5]	2,545	2,411
Reynolds Group Inc. 7.875% 2019	3,565	3,828
Reynolds Group Inc. 9.875% 2019	680	743
Reynolds Group Inc. 5.75% 2020	10,000	10,450
Rio Tinto Finance (USA) Ltd. 1.375% 2016	3,000	3,024
Rio Tinto Finance (USA) Ltd. 9.00% 2019	11,420	14,754
Ryerson Inc. 9.00% 2017	3,275	3,455
Ryerson Inc. 11.25% 2018	2,004	2,194
Solenis, Term Loan, 7.75% 2022[6,7,8]	3,245	3,178
Tembec Industries Inc. 9.00% 2019[5]	1,055	1,071
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[5]	2,020	2,197
Capital Income Builder — Page 20 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 3.75% 2020[6,7,8]	$2,752	$2,712
Walter Energy, Inc. 9.50% 2019[5]	1,000	873
Walter Energy, Inc. 9.875% 2020	1,275	375
Xstrata Canada Financial Corp. 3.60% 2017[5]	4,000	4,167
Xstrata Canada Financial Corp. 4.95% 2021[5]	3,750	4,023
Yara International ASA 7.875% 2019[5]	2,225	2,684
		218,960
Information technology 0.21%
Alcatel-Lucent USA Inc. 4.625% 2017[5]	1,150	1,174
Alcatel-Lucent USA Inc. 6.75% 2020[5]	1,500	1,553
Alcatel-Lucent USA Inc. 8.875% 2020[5]	9,350	10,308
Apple Inc. 0.537% 2019[6]	8,000	8,016
Avago Technologies Ltd., Term Loan B, 3.75% 2021[6,7,8]	13,416	13,392
Ceridian LLC / Comdata Inc. 8.125% 2017[5]	2,050	2,055
Cisco Systems, Inc. 0.734% 2019[6]	7,500	7,553
eBay Inc. 3.45% 2024	8,500	8,286
First Data Corp. 14.50% 2019[5,10]	933	978
First Data Corp. 6.75% 2020[5]	5,255	5,636
First Data Corp. 11.75% 2021	2,921	3,439
First Data Corp. 12.625% 2021	8,500	10,285
Freescale Semiconductor, Inc. 5.00% 2021[5]	1,000	990
Freescale Semiconductor, Inc. 6.00% 2022[5]	2,200	2,261
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[6,7,8]	591	584
International Business Machines Corp. 1.95% 2016	7,925	8,102
International Business Machines Corp. 3.375% 2023	10,000	10,132
Lawson Software, Inc. 9.375% 2019	5,975	6,520
National Semiconductor Corp. 6.60% 2017	10,000	11,376
Oracle Corp. 0.814% 2019[6]	5,000	5,045
Oracle Corp. 2.25% 2019	6,000	6,017
Oracle Corp. 2.80% 2021	6,500	6,536
Oracle Corp. 3.40% 2024	18,250	18,441
Oracle Corp. 4.50% 2044	3,000	3,106
Samsung Electronics America, Inc. 1.75% 2017[5]	16,850	16,959
Serena Software, Inc. Term Loan B 7.50% 2020[6,7,8]	4,050	4,064
SRA International, Inc., Term Loan B, 6.50% 2018[6,7,8]	8,149	8,164
SunGard Data Systems Inc. 7.375% 2018	3,790	3,956
SunGard Data Systems Inc. 7.625% 2020	3,450	3,696
Xerox Corp. 6.40% 2016	602	646
Xerox Corp. 2.95% 2017	9,940	10,291
Xerox Corp. 6.75% 2017	280	312
Xerox Corp. 2.80% 2020	4,500	4,453
		204,326
Total corporate bonds & notes		6,051,758
Capital Income Builder — Page 21 of 30

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 5.27% U.S. Treasury 4.66%	Principal amount (000)	Value (000)
U.S. Treasury 4.25% 2014	$100,000	$100,139
U.S. Treasury 2.125% 2015	50,000	50,586
U.S. Treasury 4.25% 2015	75,000	77,431
U.S. Treasury 9.875% 2015	106,950	117,666
U.S. Treasury 10.625% 2015	7,500	8,118
U.S. Treasury 11.25% 2015	249,810	257,714
U.S. Treasury 0.375% 2016	25,000	25,051
U.S. Treasury 1.50% 2016	70,000	71,284
U.S. Treasury 1.75% 2016	10,000	10,218
U.S. Treasury 2.625% 2016	25,000	25,788
U.S. Treasury 3.25% 2016	50,000	52,370
U.S. Treasury 4.50% 2016	40,000	42,185
U.S. Treasury 7.50% 2016	190,000	216,733
U.S. Treasury 9.25% 2016	96,000	107,100
U.S. Treasury 4.25% 2017	250,000	274,365
U.S. Treasury 4.50% 2017	100,000	109,402
U.S. Treasury 8.75% 2017	50,000	60,051
U.S. Treasury 8.875% 2017	135,850	165,821
U.S. Treasury 1.25% 2018	15,000	14,930
U.S. Treasury 3.50% 2018	125,000	134,662
U.S. Treasury 3.875% 2018	50,000	54,662
U.S. Treasury 4.00% 2018	60,000	66,075
U.S. Treasury 1.50% 2019	168,375	168,060
U.S. Treasury 1.50% 2019	39,000	38,790
U.S. Treasury 1.625% 2019	200,850	201,306
U.S. Treasury 1.625% 2019	100,000	100,531
U.S. Treasury 1.625% 2019	99,630	100,081
U.S. Treasury 1.625% 2019	65,670	65,763
U.S. Treasury 1.625% 2019	29,400	29,495
U.S. Treasury 1.75% 2019	218,804	220,257
U.S. Treasury 3.125% 2019	155,000	165,771
U.S. Treasury 8.125% 2019	43,440	56,637
U.S. Treasury 8.75% 2020	50,000	69,188
U.S. Treasury 8.75% 2020	30,000	41,181
U.S. Treasury 2.00% 2021	33,700	33,642
U.S. Treasury 2.125% 2021	3,858	3,882
U.S. Treasury 3.125% 2021	25,000	26,763
U.S. Treasury 3.625% 2021	10,000	11,005
U.S. Treasury 8.00% 2021	77,500	108,137
U.S. Treasury 8.125% 2021	25,000	34,868
U.S. Treasury 2.50% 2023	247,000	252,093
U.S. Treasury 2.75% 2023	179,650	186,814
U.S. Treasury 6.25% 2023	25,000	33,090
U.S. Treasury 7.125% 2023	135,000	186,120
U.S. Treasury 2.375% 2024	15,892	15,953
U.S. Treasury 2.75% 2024	108,400	112,564
U.S. Treasury 6.875% 2025	25,000	35,699
U.S. Treasury 6.25% 2030	107,000	155,786
U.S. Treasury 3.125% 2044	11,185	11,325
U.S. Treasury 3.375% 2044	6,386	6,775
		4,513,927
Capital Income Builder — Page 22 of 30

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 0.61%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.875% 2015[11]	$48,628	$49,529
U.S. Treasury Inflation-Protected Security 0.125% 2016[11]	54,259	54,869
U.S. Treasury Inflation-Protected Security 2.00% 2016[11]	23,969	24,755
U.S. Treasury Inflation-Protected Security 0.125% 2019[11]	303,819	306,239
U.S. Treasury Inflation-Protected Security 0.125% 2024[11]	12,021	11,705
U.S. Treasury Inflation-Protected Security 2.00% 2026[11]	5,992	6,928
U.S. Treasury Inflation-Protected Security 1.375% 2044[11]	121,326	133,847
		587,872
Total U.S. Treasury bonds & notes		5,101,799
Mortgage-backed obligations 2.74%
Aventura Mall Trust, Series A, 3.743% 2032[5,6,7]	1,000	1,060
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.702% 2045[6,7]	960	961
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[6,7]	6,634	6,925
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[6,7]	5,000	5,424
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 5.821% 2051[6,7]	1,640	1,800
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1-A1, 2.497% 2034[6,7]	149	148
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 2.642% 2034[6,7]	1,194	1,185
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A1A, 5.557% 2038[6,7]	11,681	12,287
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A-1A, 5.71% 2042[6,7]	203	223
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[6,7]	4,320	4,805
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.133% 2049[6,7]	5,000	5,523
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[7]	17,425	18,452
COMM Mortgage Trust Series 2014-277P, Class A, 3.611% 2024[5,6,7]	6,250	6,449
Commercial Mortgage Trust, Series 2005-LP5, Class E, 5.179% 2043[5,6,7]	2,250	2,292
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[7]	1,823	1,965
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 2037[5,7]	12,500	13,139
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 01.05% 2027[5,6,7]	3,000	3,001
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class B, 1.45% 2027[5,6,7]	1,500	1,501
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class C, 1.80% 2027[5,6,7]	1,500	1,501
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class D, 2.40% 2027[5,6,7]	1,000	999
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[7]	338	366
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[7]	217	232
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[7]	249	268
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class D, 5.10% 2038[6,7]	1,500	1,535
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.463% 2039[6,7]	2,333	2,346
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[7]	32,542	34,599
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.607% 2049[6,7]	117	126
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[5,7]	22,406	23,121
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.003% 2031[5,6,7]	5,000	5,002
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-B, 1.353% 2031[5,6,7]	3,000	2,969
Fannie Mae 4.50% 2020[7]	1,164	1,232
Fannie Mae 6.00% 2021[7]	1,290	1,410
Fannie Mae 5.00% 2023[7]	2,368	2,578
Fannie Mae 6.00% 2024[7]	32	35
Fannie Mae 4.00% 2024[7]	4,400	4,707
Fannie Mae 4.50% 2024[7]	12,810	13,879
Fannie Mae 4.50% 2024[7]	3,074	3,281
Fannie Mae 6.00% 2024[7]	3,910	4,432
Fannie Mae 6.00% 2026[7]	14,903	16,854
Fannie Mae 6.00% 2027[7]	21,977	24,916
Capital Income Builder — Page 23 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.00% 2027[7]	$32,931	$34,259
Fannie Mae 2.50% 2027[7]	26,231	26,770
Fannie Mae 2.50% 2027[7]	17,435	17,773
Fannie Mae 2.50% 2028[7]	39,792	40,610
Fannie Mae 5.50% 2033[7]	681	765
Fannie Mae 5.00% 2035[7]	1,165	1,294
Fannie Mae 6.00% 2036[7]	5,640	6,376
Fannie Mae 6.00% 2036[7]	1,901	2,149
Fannie Mae 6.00% 2036[7]	10,541	11,916
Fannie Mae 6.00% 2036[7]	4,789	5,414
Fannie Mae 7.00% 2036[7]	58	63
Fannie Mae 6.00% 2036[7]	8,342	9,430
Fannie Mae 7.50% 2037[7]	260	296
Fannie Mae 7.50% 2037[7]	363	414
Fannie Mae 7.50% 2037[7]	306	341
Fannie Mae 6.50% 2037[7]	178	192
Fannie Mae 7.50% 2037[7]	961	1,094
Fannie Mae 5.50% 2037[7]	654	735
Fannie Mae 7.00% 2037[7]	6,560	7,481
Fannie Mae 7.50% 2037[7]	29	32
Fannie Mae 7.00% 2037[7]	539	599
Fannie Mae 6.50% 2037[7]	534	576
Fannie Mae 6.50% 2037[7]	426	483
Fannie Mae 6.50% 2037[7]	3,212	3,637
Fannie Mae 7.00% 2038[7]	145	166
Fannie Mae 5.50% 2038[7]	6,264	7,027
Fannie Mae 5.50% 2038[7]	1,188	1,333
Fannie Mae 5.50% 2038[7]	4,745	5,323
Fannie Mae 5.50% 2038[7]	2,561	2,873
Fannie Mae 5.107% 2038[6,7]	2,522	2,720
Fannie Mae 5.281% 2038[6,7]	320	345
Fannie Mae 6.00% 2038[7]	3,155	3,567
Fannie Mae 5.50% 2038[7]	655	729
Fannie Mae 2.26% 2039[6,7]	3,487	3,742
Fannie Mae 2.19% 2039[6,7]	2,215	2,364
Fannie Mae 2.223% 2039[6,7]	2,146	2,279
Fannie Mae 2.25% 2039[6,7]	1,022	1,094
Fannie Mae 2.32% 2039[6,7]	1,286	1,380
Fannie Mae 2.28% 2039[6,7]	2,207	2,368
Fannie Mae 2.335% 2039[6,7]	2,094	2,248
Fannie Mae 2.191% 2039[6,7]	3,634	3,879
Fannie Mae 2.588% 2039[6,7]	2,274	2,440
Fannie Mae 3.058% 2039[6,7]	649	694
Fannie Mae 3.47% 2039[6,7]	3,298	3,454
Fannie Mae 3.636% 2039[6,7]	1,075	1,153
Fannie Mae 5.50% 2039[7]	547	610
Fannie Mae 4.376% 2040[6,7]	4,076	4,340
Fannie Mae 6.00% 2040[7]	27,331	30,895
Fannie Mae 4.192% 2040[6,7]	3,352	3,559
Fannie Mae 4.00% 2040[7]	3,830	4,075
Fannie Mae 4.00% 2040[7]	1,028	1,102
Fannie Mae 3.614% 2041[6,7]	3,139	3,349
Fannie Mae 3.529% 2041[6,7]	1,650	1,730
Fannie Mae 4.00% 2041[7]	9,519	10,122
Fannie Mae 5.00% 2041[7]	21,853	24,236
Capital Income Builder — Page 24 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 6.00% 2041[7]	$17,246	$19,704
Fannie Mae 4.00% 2041[7]	565	605
Fannie Mae 4.00% 2041[7]	840	900
Fannie Mae 4.00% 2041[7]	1,722	1,845
Fannie Mae 4.00% 2041[7]	987	1,058
Fannie Mae 4.00% 2042[7]	25,083	26,805
Fannie Mae 4.00% 2042[7]	4,272	4,541
Fannie Mae 4.00% 2042[7]	2,834	3,038
Fannie Mae 4.00% 2042[7]	304,189	325,070
Fannie Mae 4.00% 2042[7]	16,181	17,203
Fannie Mae 4.00% 2042[7]	8,618	9,238
Fannie Mae 4.00% 2042[7]	40,114	42,868
Fannie Mae 4.00% 2042[7]	3,005	3,212
Fannie Mae 4.00% 2042[7]	6,066	6,482
Fannie Mae 3.50% 2042[7]	18,423	19,095
Fannie Mae 4.00% 2043[7]	31,996	34,018
Fannie Mae 4.00% 2043[7]	28,451	30,491
Fannie Mae 4.00% 2043[7]	22,789	24,438
Fannie Mae 4.50% 2043[7]	9,925	10,764
Fannie Mae 4.50% 2043[7]	13,715	14,880
Fannie Mae 4.50% 2043[7]	4,465	4,847
Fannie Mae 3.50% 2044[7,12]	288,270	297,971
Fannie Mae 4.50% 2044[7,12]	10,937	11,857
Fannie Mae 4.00% 2044[7,12]	53,838	57,004
Fannie Mae 4.50% 2044[7,12]	86,408	93,485
Fannie Mae 7.00% 2047[7]	223	253
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017[7]	799	827
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021[7]	4,725	4,973
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[7]	928	1,039
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035[7]	4,629	5,226
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[7]	2,571	2,446
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[7]	3,320	3,088
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036[7]	13,282	14,932
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[7]	9,988	11,099
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[7]	472	433
Fannie Mae, Series 2006-65, Class PF, 0.432% 2036[6,7]	3,217	3,228
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[7]	674	610
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036[7]	5,678	6,243
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036[7]	21,036	23,639
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[7]	4,927	5,437
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037[7]	24,883	27,034
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037[7]	11,787	13,132
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[7]	136	152
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[7]	118	138
Freddie Mac 5.50% 2023[7]	2,306	2,517
Freddie Mac 6.00% 2026[7]	2,193	2,486
Freddie Mac 5.50% 2027[7]	4,251	4,733
Freddie Mac 6.50% 2032[7]	903	1,048
Freddie Mac 5.00% 2038[7]	2,901	3,212
Freddie Mac 5.00% 2038[7]	787	874
Freddie Mac 5.00% 2038[7]	764	846
Freddie Mac 4.95% 2038[6,7]	1,031	1,106
Freddie Mac 5.50% 2038[7]	7,199	8,037
Freddie Mac 5.00% 2039[7]	24,936	27,586
Freddie Mac 2.987% 2039[6,7]	969	1,025
Capital Income Builder — Page 25 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 6.00% 2040[7]	$251	$283
Freddie Mac 4.50% 2041[7]	36,037	39,063
Freddie Mac 4.50% 2041[7]	1,687	1,828
Freddie Mac 5.50% 2041[7]	12,593	14,061
Freddie Mac 5.00% 2041[7]	629	698
Freddie Mac 4.50% 2043[7]	4,865	5,277
Freddie Mac 4.00% 2043[7]	13,289	14,228
Freddie Mac 6.50% 2047[7]	424	475
Freddie Mac, Series 2890, Class KT, 4.50% 2019[7]	2,153	2,283
Freddie Mac, Series 2642, Class BL, 3.50% 2023[7]	995	1,035
Freddie Mac, Series 2626, Class NG, 3.50% 2023[7]	244	252
Freddie Mac, Series 1617, Class PM, 6.50% 2023[7]	850	958
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026[7]	1,284	1,219
Freddie Mac, Series 2122, Class QM, 6.25% 2029[7]	2,969	3,287
Freddie Mac, Series 2153, Class GG, 6.00% 2029[7]	1,621	1,827
Freddie Mac, Series 3061, Class PN, 5.50% 2035[7]	4,463	4,960
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036[7]	835	790
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[7]	4,664	4,321
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[7]	1,531	1,424
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036[7]	2,808	2,589
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[7]	1,576	1,482
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[7]	1,453	1,372
Freddie Mac, Series 3156, Class NG, 6.00% 2036[7]	13,267	14,560
Freddie Mac, Series 3286, Class JN, 5.50% 2037[7]	6,969	7,699
Freddie Mac, Series 3271, Class OA, 6.00% 2037[7]	9,832	10,852
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.312% 2045[6,7]	9,046	9,067
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29% 2045[6,7]	2,460	2,546
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035[7]	3,388	3,295
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037[7]	2,332	2,141
Government National Mortgage Assn. 4.50% 2037[7]	3,593	3,924
Government National Mortgage Assn. 6.50% 2039[7]	969	1,095
Government National Mortgage Assn. 6.00% 2039[7]	7,704	8,796
Government National Mortgage Assn. 5.50% 2040[7]	8,971	10,154
Government National Mortgage Assn. 5.00% 2040[7]	5,378	5,924
Government National Mortgage Assn. 3.50% 2040[7]	432	452
Government National Mortgage Assn. 5.00% 2041[7]	7,394	8,147
Government National Mortgage Assn. 6.50% 2041[7]	3,027	3,334
Government National Mortgage Assn. 4.50% 2041[7]	6,178	6,769
Government National Mortgage Assn. 4.00% 2044[7]	143,207	153,339
Government National Mortgage Assn. 6.22% 2058[7]	946	988
Government National Mortgage Assn., Series 2003, 6.116% 2058[7]	800	857
Government National Mortgage Assn. 6.205% 2058[7]	2,538	2,705
Government National Mortgage Assn. 6.172% 2058[7]	488	514
Government National Mortgage Assn. 5.816% 2058[7]	7,045	7,439
Government National Mortgage Assn. 4.587% 2061[7]	2,967	3,223
Government National Mortgage Assn. 4.528% 2062[7]	8,326	9,073
Government National Mortgage Assn. 4.625% 2062[7]	3,313	3,631
Government National Mortgage Assn. 4.76% 2064[7]	2,016	2,179
Government National Mortgage Assn. 4.00% 2044[7]	143,904	154,051
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[6,7]	13,902	14,729
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 5.819% 2038[6,7]	5,191	5,489
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[7]	2,320	2,508
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[7]	11,000	11,851
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[7]	4,282	4,729
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[5,7]	10,975	11,051
Capital Income Builder — Page 26 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[5,7]	$9,250	$9,358
Hilton USA Trust, Series 2013-HLF, CFX, 3.714% 2030[5,7]	11,580	11,693
Hilton USA Trust, Series 2013-HLF, DFX, 4.407% 2030[5,7]	1,500	1,537
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A-4, 4.895% 2037[7]	5,000	5,076
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 2042[6,7]	14,840	15,216
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[6,7]	40,508	42,881
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[7]	5,134	5,482
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[5,7]	12,114	12,544
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[5,7]	11,114	11,473
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.092% 2047[6,7]	6,103	6,563
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[7]	8,180	8,866
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[6,7]	9,597	10,450
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.703% 2049[6,7]	4,234	4,619
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[6,7]	5,839	6,425
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[7]	5,765	6,004
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[6,7]	1,019	1,121
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[7]	5,177	5,611
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[6,7]	5,800	6,162
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[6,7]	1,750	1,916
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[6,7]	5,335	6,002
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class A1A 5.409% 2046[6,7]	1,622	1,734
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.166% 2049[7]	1,308	1,393
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[7]	25,000	26,506
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[5,7]	7,985	8,249
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.66% 2042[6,7]	20,105	21,193
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[7]	1,454	1,559
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-1A, 5.312% 2044[7]	781	842
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[7]	1,290	1,387
Northern Rock PLC 5.625% 2017[5,7]	12,857	14,344
Northern Rock PLC 5.625% 2017[7]	6,000	6,694
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[6,7]	890	945
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[6,7]	9,910	10,670
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755% 2031[5,6,7]	2,200	2,203
WFLD Mortgage Trust, Series 2014-MONT, Class B, 3.755% 2031[5,6,7]	2,100	2,154
WFLD Mortgage Trust, Series 2014-MONT, Class D, 3.755% 2031[5,6,7]	1,925	1,860
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[5,6,7]	1,150	1,199
		2,652,995
Federal agency bonds & notes 0.64%
CoBank, ACB 7.875% 2018[5]	12,160	14,306
CoBank, ACB 0.834% 2022[5,6]	10,410	9,812
Fannie Mae 5.00% 2015	25,000	25,546
Fannie Mae 5.375% 2016	60,420	65,497
Fannie Mae 0.875% 2018	15,000	14,798
Fannie Mae 2.625% 2024	43,035	42,843
Federal Home Loan Bank 0.50% 2015	25,000	25,066
Federal Home Loan Bank, Series 2816, 1.00% 2017	14,955	15,023
Freddie Mac 5.50% 2016	14,580	15,837
Freddie Mac 1.00% 2017	20,500	20,566
Freddie Mac 5.50% 2017	50,000	56,376
Freddie Mac 1.00% 2017	25,000	24,982
Freddie Mac 4.875% 2018	40,000	45,140
Freddie Mac 1.25% 2019	50,000	48,814
Freddie Mac, Series KF02, Class A2, multifamily 0.705% 2020[6,7]	32,206	32,357
Freddie Mac, Series KF02, Class A3, multifamily 0.785% 2020[6,7]	15,117	15,169
Capital Income Builder — Page 27 of 30

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K716, Class A2, multifamily 3.132% 2021[7]	$13,590	$14,170
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[7]	20,110	19,946
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[7]	41,420	41,038
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022[7]	18,009	17,660
Freddie Mac, Series K024, Class A2, multifamily 2.573% 2022[7]	5,965	5,956
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[7]	3,717	3,691
Freddie Mac, Series K030, Class A2, multifamily 3.25% 2023[6,7]	9,380	9,771
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[6,7]	26,650	28,206
Freddie Mac, Series K040, Class A2, multifamily 3.241% 2024[7]	7,155	7,371
		619,941
Asset-backed obligations 0.39%
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017[7]	5,496	5,541
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[5,7]	12,345	12,702
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[5,7]	15,500	15,509
AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.79% 2019[7]	2,355	2,358
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.131% 2021[4,5,6,7]	20,245	20,240
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020[7]	5,357	5,545
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033[7]	397	406
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035[7]	3,463	3,521
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2-A, FSA insured, 0.343% 2035[6,7]	238	217
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2-A-1A, FSA insured, 0.293% 2036[6,7]	9,034	8,352
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.293% 2037[6,7]	11,960	11,107
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.303% 2037[6,7]	25,052	22,687
Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39% 2020[7]	50,000	50,043
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[7]	33,755	33,939
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[7]	17,500	17,472
Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10% 2017[7]	3,315	3,322
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[5,7]	3,540	3,563
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[5,7]	11,500	11,555
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 2016[5,7]	14,583	14,730
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[5,7]	10,250	10,276
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.312% 2037[6,7]	17,615	15,738
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-6, 5.68% 2037[6,7]	3,929	3,483
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034[7]	854	872
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2016[7]	12,092	12,193
Santander Drive Auto Receivables Trust, Series 2012-5, Class B, 1.56% 2018[7]	5,245	5,269
Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.59% 2018[7]	1,455	1,461
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[7]	1,710	1,728
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[7]	54,500	54,529
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[7]	23,375	23,314
		371,672
Bonds & notes of governments & government agencies outside the U.S. 0.06%
Bermuda Government 5.603% 2020	6,000	6,735
Bermuda Government 5.603% 2020[5]	2,500	2,806
Bermuda Government 4.138% 2023[5]	4,850	4,862
Bermuda Government 4.854% 2024[5]	7,500	7,819
Croatian Government 6.375% 2021	3,000	3,311
Croatian Government 5.50% 2023[5]	1,355	1,425
Hungarian Government 6.375% 2021	6,300	7,181
Portuguese Government 5.125% 2024[5]	2,700	2,798
Province of Manitoba 3.05% 2024	6,850	6,988
Capital Income Builder — Page 28 of 30

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Province of Ontario 3.20% 2024	$10,000	$10,197
Slovenia (Republic of) 5.85% 2023[5]	3,845	4,333
		58,455
Municipals 0.05%
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.107% 2018	15,500	15,759
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	15,000	15,168
State of Illinois, G.O. Bonds, Build America Bonds, Series 2010-3, 5.727% 2020	3,500	3,777
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	15,000	14,731
		49,435
Total bonds, notes & other debt instruments (cost: $14,539,060,000)		14,906,055
Short-term securities 3.27%
Abbott Laboratories 0.10% due 11/12/2014—11/20/2014[5]	35,900	35,900
Apple Inc. 0.09%—0.13% due 11/13/2014—1/6/2015[5]	150,000	149,984
Army and Air Force Exchange Service 0.11% due 1/20/2015[5]	25,000	24,991
Chariot Funding, LLC 0.17%—0.27% due 11/12/2014—2/2/2015[5]	81,000	80,987
Chevron Corp. 0.07%—0.12% due 11/19/2014—1/20/2015[5]	145,000	144,957
Citicorp 0.18%—0.25% due 12/11/2014—5/1/2015	75,000	74,929
Coca-Cola Co. 0.12%—0.25% due 11/12/2014—7/9/2015[5]	158,200	158,071
E.I. duPont de Nemours and Co. 0.07% due 11/12/2014[5]	40,000	39,999
Emerson Electric Co. 0.09% due 1/6/2015[5]	16,400	16,397
Fannie Mae 0.05%—0.15% due 12/15/2014—7/1/2015	554,700	554,564
Federal Farm Credit Banks 0.11%—0.14% due 4/16/2015—8/28/2015	247,100	246,924
Federal Home Loan Bank 0.04%—0.09% due 11/7/2014—4/24/2015	445,150	445,110
Freddie Mac 0.05%—0.17% due 11/3/2014—8/18/2015	876,900	876,536
Google Inc. 0.15% due 3/24/2015[5]	60,000	59,977
Jupiter Securitization Co., LLC 0.21%—0.26% due 11/24/2014—12/17/2014[5]	35,000	34,996
Parker-Hannifin Corp. 0.07% due 11/10/2014[5]	34,400	34,399
Private Export Funding Corp. 0.17%—0.20% due 11/4/2014—2/2/2015[5]	51,700	51,693
Procter & Gamble Co. 0.12% due 11/4/2014—11/12/2014[5]	80,800	80,800
Wells Fargo & Co. 0.23% due 4/8/2015	50,000	49,949
Total short-term securities (cost: $3,160,802,000)		3,161,163
Total investment securities 100.11% (cost: $83,106,580,000)		96,898,575
Other assets less liabilities (0.11)%		(105,223)
Net assets 100.00%		$96,793,352
Capital Income Builder — Page 29 of 30

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $40,890,000, which represented .04% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,338,841,000, which represented 2.42% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $89,875,000, which represented .09% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	A portion or all of the security purchased on a TBA basis.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Revel AC, Inc.	2/8/2012	$4,933	$—	.00%

Key to abbreviations and symbol
ADR = American Depositary Receipts	Ref. = Refunding
Auth. = Authority	Rev. = Revenue
FDR = Fiduciary Depositary Receipts	TBA = To be announced
Fin. = Finance	€ = Euros
G.O. = General Obligation	GBP = British pounds
GDR = Global Depositary Receipts	HKD = Hong Kong dollars
LOC = Letter of Credit	MXN = Mexican pesos
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-012-1214O-S42218	Capital Income Builder — Page 30 of 30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Capital Income Builder (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

December 8, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: December 31, 2014

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: December 31, 2014